EXHIBIT 10.4
==============================================================================


                             ADT OPERATIONS, INC.,

                                  as Issuer,

                                      AND

                                 ADT LIMITED,

                                 as Guarantor,

                                      AND

                             THE BANK OF NEW YORK,

                                  as Trustee

                        Amended and Restated Indenture

                           Dated as of July 2, 1997

                                 $350,000,000

                   9 1/4% Senior Subordinated Notes due 2003

==============================================================================

                             ADT OPERATIONS, INC.

              Reconciliation and tie between Trust Indenture Act
               of 1939 and Indenture, dated as of August 4, 1993


Trust Indenture                                          Indenture
  Act Section                                             Section
---------------                                          ---------
Section  310(a)(1)........................................  607
     (a)(2)...............................................  607
     (b)..................................................  701
Section  314(a)...........................................  703
     (a)(4)...............................................  1008(a)
     (c)(1)...............................................  102
     (c)(2)...............................................  102
     (e)..................................................  102
Section  315(b)...........................................  601
Section  316(a)(last
     sentence)............................................  101("Outstanding")
     (a)(1)(A)............................................  502, 512
     (a)(1)(B)............................................  513
     (b)..................................................  508
     (c)..................................................  104(d)
Section  317(a)(1)........................................  503
     (a)(2)...............................................  504
     (b)..................................................  1003
Section  318(a)...........................................  111


                               TABLE OF CONTENTS
                                    --------
                                                                          PAGE
                                                                          ----
   PARTIES................................................................. 1
   RECITALS................................................................ 1


                                  ARTICLE ONE

                       DEFINITIONS AND OTHER PROVISIONS
                            OF GENERAL APPLICATION

   SECTION 101.  Definitions ............................................. 2
         Act.............................................................. 2
         ADT Limited...................................................... 2
         Affiliate........................................................ 2
         Agent............................................................ 3
         Board of Directors............................................... 3
         Board Resolution................................................. 3
         Business Day..................................................... 3
         Capitalized Lease Obligation..................................... 3
         Capital Stock.................................................... 3
         Cash Equivalents................................................. 3
         Change in Control................................................ 4
         Commission....................................................... 5
         Common Stock..................................................... 5
         Company.......................................................... 5
         Company Request.................................................. 5
         Consolidated Net Worth........................................... 5
         Corporate Trust Office........................................... 5
         corporation...................................................... 5
         Default.......................................................... 5
         Defaulted Interest............................................... 5
         Designated Guarantor Senior Indebtedness......................... 5
         Designated Senior Indebtedness................................... 6
         Dollar Equivalent................................................ 6
         Event of Default................................................. 6
         Exchange Act..................................................... 6
         Federal Bankruptcy Code.......................................... 6
         Finance Canada Preferred Stock................................... 6
         Generally Accepted Accounting Principles......................... 6
         Guaranteed Obligations........................................... 7
         Guaranteed Parties............................................... 7
         Guarantees....................................................... 7
         Guarantor........................................................ 7
         Guarantor Non-payment Default.................................... 7
         Guarantor Payment Default........................................ 7
         Guarantor Senior Indebtedness.................................... 7
         Holder........................................................... 8
         Indebtedness..................................................... 8
         Indenture........................................................ 8
         Interest Payment Date............................................ 8
         Laidlaw Group.................................................... 9
         Lender........................................................... 9
         Lien............................................................. 9
         Material Restricted Subsidiary................................... 9
         Maturity......................................................... 9
         New Bank Credit Agreement........................................ 9
         Non-Guarantor.................................................... 10
         Non-payment Default.............................................. 10
         Officers' Certificate............................................ 10
         Opinion of Counsel............................................... 10
         Outstanding...................................................... 10
         Paying Agent..................................................... 11
         Payment Default.................................................. 11
         Person........................................................... 11
         Post-Merger Entity............................................... 11
         Predecessor Security............................................. 11
         Preferred Stock.................................................. 12
         Redeemable Capital Stock......................................... 12
         Redemption Date.................................................. 12
         Redemption Price................................................. 12
         Reference Banks.................................................. 12
         Regular Record Date.............................................. 12
         Responsible Officer.............................................. 12
         Restricted Subsidiary............................................ 12
         Securities....................................................... 13
         Security Register................................................ 13
         Senior Indebtedness.............................................. 13
         Senior Note Indenture............................................ 13
         Senior Notes..................................................... 14
         Special Record Date.............................................. 14
         Stated Maturity.................................................. 14
         Subordinated Indebtedness........................................ 14
         Subsidiary....................................................... 14
         Subsidiary Guarantor............................................. 14
         Surviving Entity................................................. 14
         Trust Indenture Act" or "TIA..................................... 14
         Trustee.......................................................... 14
         Tyco............................................................. 14
         Unrestricted Subsidiary.......................................... 14
         U.S. Government Obligations...................................... 15
         Vice President................................................... 16
         Voting Stock..................................................... 16
         Wholly Owned Restricted Subsidiary............................... 16
   SECTION 102.      Compliance Certificates and Opinions................. 16
   SECTION 103.      Form of Documents Delivered to Trustee............... 17
   SECTION 104.      Acts of Holders...................................... 18
   SECTION 105.      Notices, etc., to Trustee, Company, Guarantors and
                     Agent................................................ 19
   SECTION 106.      Notice to Holders; Waiver............................ 19
   SECTION 107.      Effect of Headings and Table of Contents............. 20
   SECTION 108.      Successors and Assigns............................... 20
   SECTION 109.      Separability Clause.................................. 20
   SECTION 110.      Benefits of Indenture................................ 20
   SECTION 111.      Governing Law........................................ 21
   SECTION 112.      Legal Holidays....................................... 21
   SECTION 113.      No Recourse Against Others........................... 21
   SECTION 114.      Submission to Jurisdiction........................... 21

                                  ARTICLE TWO

                                 SECURITY FORMS

   SECTION 201.      Forms Generally...................................... 22
   SECTION 202.      Form of Face of Security............................. 22
   SECTION 203.      Form of Reverse of Security.......................... 25
   SECTION 204.      Form of Trustee's Certificate of Authentication...... 28
   SECTION 205.      Form of Guarantee.................................... 28

                                ARTICLE THREE

                                THE SECURITIES

   SECTION 301.      Title and Terms...................................... 29
   SECTION 302.      Denominations........................................ 30
   SECTION 304.      Temporary Securities................................. 31
   SECTION 305.      Registration, Registration of Transfer and Exchange.. 32
   SECTION 306.      Mutilated, Destroyed, Lost and Stolen Securities..... 33
   SECTION 307.      Payment of Interest; Interest Rights Preserved....... 34
   SECTION 308.      Persons Deemed Owners................................ 35
   SECTION 309.      Cancellation......................................... 35
   SECTION 310.      Computation of Interest.............................. 36

                                 ARTICLE FOUR

                            SATISFACTION AND DISCHARGE

   SECTION 401.      Satisfaction and Discharge of Indenture.............. 36
   SECTION 402.      Application of Trust Money........................... 37

                                 ARTICLE FIVE

                                   REMEDIES

   SECTION 501.      Events of Default.................................... 37
   SECTION 502.      Acceleration of Maturity; Rescission and Annulment... 40
   SECTION 503.      Collection of Indebtedness and Suits for Enforcement
                     by Trustee........................................... 42
   SECTION 504.      Trustee May File Proofs of Claim..................... 42
   SECTION 505.      Trustee May Enforce Claims Without Possession of
                     Securities........................................... 43
   SECTION 506.      Application of Money Collected....................... 44
   SECTION 507.      Limitation on Suits.................................. 44
   SECTION 508.      Unconditional Right of Holders to Receive Principal,
                     Premium and Interest................................. 45
   SECTION 509.      Restoration of Rights and Remedies................... 45
   SECTION 510.      Rights and Remedies Cumulative....................... 45
   SECTION 511.      Delay or Omission Not Waiver......................... 46
   SECTION 512.      Control by Holders................................... 46
   SECTION 513.      Waiver of Past Defaults.............................. 46
   SECTION 514.      Waiver of Stay or Extension Laws..................... 47
   SECTION 515.      Undertaking for Costs................................ 47

                                  ARTICLE SIX

                                  THE TRUSTEE

   SECTION 601.      Notice of Defaults................................... 47
   SECTION 602.      Certain Rights of Trustee............................ 48
   SECTION 603.      Trustee Not Responsible for Recitals or Issuance of
                     Securities........................................... 49
   SECTION 604.      May Hold Securities.................................. 50
   SECTION 605.      Money Held in Trust.................................. 50
   SECTION 606.      Compensation and Reimbursement....................... 50
   SECTION 607.      Corporate Trustee Required; Eligibility.............. 51
   SECTION 608.      Resignation and Removal; Appointment of Successor.... 51
   SECTION 609.      Acceptance of Appointment by Successor............... 52
   SECTION 610.      Merger, Conversion, Consolidation or Succession to
                     Business............................................. 53

                                 ARTICLE SEVEN

               HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

   SECTION 701.      Disclosure of Names and Addresses of Holders......... 54
   SECTION 702.      Reports by Trustee................................... 54
   SECTION 703.      Reports by Company and the Guarantors................ 54

                                 ARTICLE EIGHT

               CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

   SECTION 801.      ADT Limited or Any Restricted Subsidiary May
                     Consolidate, etc., Only on Certain Terms............. 55
   SECTION 802.      ADT Limited May Amalgamate, Redomesticate, etc.,
                     Only on Certain Terms................................ 56
   SECTION 803.      Successor Substituted................................ 57

                                 ARTICLE NINE

                            SUPPLEMENTAL INDENTURES

   SECTION 901.      Supplemental Indentures Without Consent of Holders... 58
   SECTION 902.      Supplemental Indentures with Consent of Holders...... 59
   SECTION 903.      Execution of Supplemental Indentures................. 60
   SECTION 904.      Effect of Supplemental Indentures.................... 60
   SECTION 905.      Conformity with Trust Indenture Act.................. 60
   SECTION 906.      Reference in Securities to Supplemental Indentures... 60
   SECTION 907.      Notice of Supplemental Indentures.................... 61
   SECTION 908.      Effect on Senior Indebtedness........................ 61

                                  ARTICLE TEN

                                   COVENANTS

   SECTION 1001.     Payment of Principal, Premium, if any, and Interest.. 61
   SECTION 1002.     Maintenance of Office or Agency...................... 61
   SECTION 1003.     Money for Security Payments to Be Held in Trust...... 62
   SECTION 1004.     Corporate Existence.................................. 63
   SECTION 1005.     Payment of Taxes and Other Claims.................... 63
   SECTION 1006.     Maintenance of Properties............................ 64
   SECTION 1007.     Insurance............................................ 64
   SECTION 1008.     Statement by Officers As to Default.................. 64
   SECTION 1009.     Provision of Financial Statements.................... 65
   SECTION 1010.     Purchase of Securities upon Change in Control........ 65
   [SECTIONS 1011-1020 intentionally omitted.]............................ 66
   SECTION 1021.     Waiver of Certain Covenants.......................... 66

                                ARTICLE ELEVEN

                           REDEMPTION OF SECURITIES

   SECTION 1101.     Right of Redemption.................................. 67
   SECTION 1102.     Applicability of Article............................. 67
   SECTION 1103.     Election to Redeem; Notice to Trustee................ 67
   SECTION 1104.     Selection by Trustee of Securities to Be Redeemed.... 67
   SECTION 1105.     Notice of Redemption................................. 68
   SECTION 1106.     Deposit of Redemption Price.......................... 69
   SECTION 1107.     Securities Payable on Redemption Date................ 69
   SECTION 1108.     Securities Redeemed in Part.......................... 69

                                ARTICLE TWELVE

                      DEFEASANCE AND COVENANT DEFEASANCE

   SECTION 1201.     Company's Option to Effect Defeasance or Covenant
                     Defeasance........................................... 70
   SECTION 1202.     Defeasance and Discharge............................. 70
   SECTION 1203.     Covenant Defeasance.................................. 70
   SECTION 1204.     Conditions to Defeasance or Covenant Defeasance...... 71
   SECTION 1205.     Deposited Money and U.S. Government Obligations to
                     Be Held in Trust; Other Miscellaneous
                     Provisions........................................... 73
   SECTION 1206.     Reinstatement........................................ 74

                               ARTICLE THIRTEEN

                                   GUARANTEE

   SECTION 1301.     Guarantee............................................ 74
   SECTION 1302.     Obligations of the Guarantors Unconditional.......... 76
   SECTION 1303.     Execution of Guarantee............................... 76
   SECTION 1304.     Guarantees Subordinate to Guarantor Senior
                     Indebtedness......................................... 77
   SECTION 1305.     Payment over of Proceeds upon Dissolution, etc....... 77
   SECTION 1306.     Suspension of Payment When Designated Guarantor
                     Senior Indebtedness in Default....................... 79
   SECTION 1307.     Payment Permitted If No Default...................... 81
   SECTION 1308.     Subrogation to Rights of Holders of Guarantor Senior
                     Indebtedness......................................... 81
   SECTION 1309.     Trustee to Effectuate Subordination.................. 82
   SECTION 1310.     No Waiver of Subordination Provisions................ 82
   SECTION 1311.     Notice to Trustee.................................... 82
   SECTION 1312.     Reliance on Judicial Order or Certificate of
                     Liquidating Agent.................................... 83
   SECTION 1313. Rights of Trustee As a Holder of Guarantor Senior Indebtedness; Preservation of Trustee's
                     Rights............................................... 84
   SECTION 1314.     Article Applicable to Paying Agents.................. 84
   SECTION 1315.     No Suspension of Remedies............................ 84
   SECTION 1316.     Trust Moneys Not Subordinated........................ 84
   SECTION 1317.     Trustee's Relation to Guarantor Senior Indebtedness.. 85
   SECTION 1318.     Withholding.......................................... 85
   SECTION 1319.     Release of Guarantee................................. 86

                               ARTICLE FOURTEEN

                          SUBORDINATION OF SECURITIES

   SECTION 1401.     Securities Subordinate to Senior Indebtedness........ 87
   SECTION 1402.     Payment over of Proceeds upon Dissolution, etc....... 87
   SECTION 1403.     Suspension of Payment When Designated Senior
                     Indebtedness in Default.............................. 89
   SECTION 1404.     Payment Permitted If No Default...................... 91
   SECTION 1405.     Subrogation to Rights of Holders of Senior
                     Indebtedness......................................... 91
   SECTION 1406.     Provisions Solely to Define Relative Rights.......... 91
   SECTION 1407.     Trustee to Effectuate Subordination.................. 92
   SECTION 1408.     No Waiver of Subordination Provisions................ 92
   SECTION 1409.     Notice to Trustee.................................... 93
   SECTION 1410.     Reliance on Judicial Order or Certificate of
                     Liquidating Agent.................................... 94
   SECTION 1411.     Rights of Trustee As a Holder of Senior Indebtedness;
                     Preservation of Trustee's Rights..................... 94
   SECTION 1412.     Article Applicable to Paying Agents.................. 94
   SECTION 1413.     No Suspension of Remedies............................ 94
   SECTION 1414.     Trust Moneys Not Subordinated........................ 95
   SECTION 1415.     Trustee's Relation to Senior Indebtedness............ 95
------------
Note: This table of contents shall not, for any purpose, be deemed to be a part of this Indenture.


         AMENDED AND RESTATED INDENTURE, dated as of July 2, 1997 among ADT OPERATIONS, INC., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company"), having its principal office at 902 Market Street, 13th Floor, Wilmington, Delaware 19899, as Issuer, ADT LIMITED, a company duly organized and existing under the laws of Bermuda ("ADT Limited"), having its principal office at Cedar House, 41 Cedar Avenue, Hamilton HM12, Bermuda, as Guarantor (the "Guarantor"), and THE BANK OF NEW YORK, a national banking association duly organized and existing under the laws of the United States of America, as Trustee (herein called the "Trustee").


                   RECITALS OF THE COMPANY AND THE GUARANTOR

         The Company has duly authorized the creation of an issue of 9-1/4% Senior Subordinated Notes due 2003 (herein called the "Securities"), of substantially the tenor and amount hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of The Indenture, dated as of August 3, 1993 among the Company, ADT Limited and the Trustee (the "1993 Senior Subordinated Note Indenture") and the Securities.

         The Guarantor has duly authorized the issuance of a guarantee (the "Guarantee") of the Securities, of substantially the tenor hereinafter set forth, and to provide therefor the Guarantor duly authorized the execution and delivery of the 1993 Senior Subordinated Notes Indenture and the Guarantee.

         The Holders of not less than a majority in principal amount of the Outstanding Securities, by Act of said Holders delivered to the Company and the Trustee, have authorized certain amendments to the 1993 Senior Subordinated Note Indenture.

         The Company, the Guarantor and the Trustee has duly authorized the execution and delivery of this Indenture.

         This Indenture is subject to the provisions of the Trust Indenture Act of 1939, as amended, that are required to be part of this Indenture and shall, to the extent applicable, be governed by such provisions.

         All things necessary have been done to make (i) the Securities the valid obligations of the Company, (ii) the Guarantee the valid obligation of the Guarantor and (iii) this Indenture a valid agreement of the Company and the Guarantor, in accordance with their respective terms.

         NOW, THEREFORE, THIS INDENTURE WITNESSETH:

         For and in consideration of the premises, the prior purchase of the Securities by the Holders thereof and the receipt of consideration pursuant to a simultaneous tender offer and consent solicitation by the Company for the Securities, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:


                                  ARTICLE ONE

                       DEFINITIONS AND OTHER PROVISIONS
                            OF GENERAL APPLICATION

         SECTION 101.   Definitions.

         For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

         (a) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

         (b) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein, and the terms "cash transaction" and "self-liquidating paper", as used in TIA Section 311, shall have the meanings assigned to them in the rules of the Commission adopted under the Trust Indenture Act; and

         (c) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

         Certain terms, used principally in Article Ten, are defined in that Article.


         "Act", when used with respect to any Holder, has the meaning specified in Section 104 hereof.

         "ADT Limited" means ADT Limited, a Bermuda company.

         "Affiliate" of any specified Person means (i) any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person or (ii) any officer or director of such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Agent" means The Bank of Nova Scotia, as agent under the New Bank Credit Agreement, and any future such agent or agents under the New Bank Credit Agreement.

         "Board of Directors" means the board of directors of ADT Limited; provided, however, that for purposes of the proviso of Section 1004 hereof with respect to any right or franchise of a Restricted Subsidiary other than the Company, "Board of Directors" shall include any committee of such Board of Directors duly authorized to act under this Indenture.

         "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of ADT Limited, the Company or any other Guarantor, as the case may be, to have been duly adopted by the Board of Directors of ADT Limited or the board of directors of the Company or such other Guarantor, as the case may be, and to be in full force and effect on the date of such certification, and delivered to the Trustee.

         "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in The City of New York or the city in which the Corporate Trust Office is located are authorized or obligated by law or executive order to close.

         "Capitalized Lease Obligation" means any obligation under any capital lease of real or personal property that, in accordance with GAAP, has been recorded as a capitalized lease obligation, and, for purposes of this Indenture, the amount of such obligation at any date shall be the capitalized amount thereof at such date, determined in accordance with GAAP.

         "Capital Stock" means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated) of such Person's capital stock whether now outstanding or issued after the date hereof, including, without limitation, all Common Stock and Preferred Stock.

         "Cash Equivalents" means (i) any evidence of Indebtedness with a maturity of 180 days or less issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof); (ii) certificates of deposit or time deposits with a maturity of 180 days or less of any financial institution that is a member of the Federal Reserve System having combined capital and surplus and undivided profits of not less than $500,000,000 (x) whose short term obligations have a rating, at the time as of which any such Investment is made, of "P-1" (or higher) according to Moody's Investors Service, Inc. or "A-1" (or higher) according to Standard & Poor's Corporation or (y) whose debt is rated, at the time as of which any Investment therein is made, "A" (or higher) according to Moody's Investors Service, Inc. or "A" (or higher) according to Standard & Poor's Corporation; (iii) commercial paper with a maturity of 180 days or less issued by a corporation (other than an Affiliate of ADT Limited) organized under the laws of any state of the United States of America or the District of Columbia and rated "P-1" (or higher) according to Moody's Investors Service, Inc. or "A-1" (or higher) according to Standard & Poor's Corporation or at least an equivalent rating category of another nationally recognized securities rating agency; and (iv) any money market deposit accounts issued or offered by any commercial banking institution described in clause (ii) above.

         "Change in Control" means an event as a result of which (i) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), including the Laidlaw Group, is or becomes the direct or indirect "beneficial owner" (as defined in Rule 13d-3 and 13d-5 under the Exchange Act) of (A) if the Laidlaw Group beneficially owns more than 20% of the outstanding Voting Stock of ADT Limited, more than 50% of such outstanding Voting Stock and (B) if the Laidlaw Group beneficially owns 20% or less of the outstanding Voting Stock of ADT Limited, more than 40% of such outstanding Voting Stock, (ii) during any period of two consecutive years, individuals who either (a) were members of the Board of Directors at the beginning of such period or (b) whose election by the Board of Directors or whose nomination for election by the shareholders of ADT Limited was approved by a vote of 66 2/3% of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously approved as provided for in this clause (b) cease for any reason (including as a result of any proxy contest involving the solicitation of revocable proxies under Section 14(a) of the Exchange Act) to constitute a majority of the Board of Directors, (iii) the Company consolidates with or merges with or into any other Person or all or substantially all of the Company's assets are sold, conveyed, assigned, transferred, leased or otherwise disposed of to any Person, or any corporation consolidates with or merges with or into the Company (other than to, with or into a Wholly Owned Restricted Subsidiary of ADT Limited), or (iv) ADT Limited consolidates or amalgamates with or merges with or into any Person or all or substantially all of ADT Limited's assets are sold, conveyed, assigned, leased or otherwise disposed of to any Person, or any corporation consolidates with or merges with or into ADT Limited, in any such event pursuant to a transaction in which the outstanding Voting Stock of ADT Limited is changed into or exchanged for cash, securities or other property, other than any such transaction (a) where the outstanding Voting Stock of ADT Limited is not changed or exchanged at all (except, with respect to any such transaction described above, to the extent necessary to reflect a change in the jurisdiction of incorporation of ADT Limited) or (b) where (A) the outstanding Voting Stock of ADT Limited is changed into or exchanged for Voting Stock (other than Redeemable Capital Stock) of the surviving corporation and (B) no "person" or "group" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a Person shall be deemed to have "beneficial ownership" of all securities that such Person has the right to acquire, whether or not such right is exercisable immediately or only after the passage of time) immediately after such transaction, directly or indirectly, of more than 50% of the total outstanding Voting Stock of the surviving corporation.

         "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or, if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

         "Common Stock" means, with respect to any Person, any and all shares, interests, participations and other equivalents (however designated, whether voting or non-voting) of such Person's common stock, whether now outstanding or issued after the date of this Indenture, and includes, without limitation, all series and classes of such common stock.

         "Company" means the Person named as the "Company" in the first paragraph of this Indenture, until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

         "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman, its President, any Vice President, its Treasurer or an Assistant Treasurer, and delivered to the Trustee.

         "Consolidated Net Worth" means the consolidated stockholders' equity (excluding Redeemable Capital Stock) of a person and its consolidated Subsidiaries (and in the case of ADT Limited, of ADT Limited and its Restricted Subsidiaries), as determined in accordance with GAAP.

         "Corporate Trust Office" means the principal corporate trust office of the Trustee, at which at any particular time its corporate trust business shall be administered, which office at the date of execution of this Indenture is located at Towermarc Plaza, 10161 Centurion Parkway, Jacksonville, FL 32256, except that with respect to presentation of Securities for payment or for registration of transfer or exchange, such term shall mean the office or agency of the Trustee at which, at any particular time, its corporate agency business shall be conducted.

         "corporation" includes corporations, associations, companies and business trusts.

         "Default" means any event which is, or after notice or passage of time or both would be, an Event of Default.

         "Defaulted Interest" has the meaning specified in Section 307.

         "Designated Guarantor Senior Indebtedness" means (i) all Indebtedness under the New Bank Credit Agreement, (ii) the Senior Notes and (iii) any other Guarantor Senior Indebtedness that, at the time of determination, has an aggregate principal amount outstanding of at least $50,000,000 and is specifically designated in the instrument evidencing such Guarantor Senior Indebtedness as "Designated Guarantor Senior Indebtedness".

         "Designated Senior Indebtedness" means (i) all Indebtedness under the New Bank Credit Agreement, (ii) the Senior Notes and (iii) any other Senior Indebtedness that, at the time of determination, has an aggregate principal amount outstanding of at least $50,000,000 and is specifically designated in the instrument evidencing such Senior Indebtedness as "Designated Senior Indebtedness".

         "Dollar Equivalent" means, with respect to any amount of any currency other than U.S. dollars, the equivalent amount of U.S. dollars determined by using the arithmetic average of the quoted spot rates at which the principal office or principal branch office of each of the Reference Banks in London offers to provide such other currency in exchange for U.S. dollars in London at 2:00 P.M. London time on the date as of which such Dollar Equivalent is to be determined, provided that if one or more of the Reference Banks no longer announces such quoted spot rates for such currency, then the Dollar Equivalent shall be determined by using the arithmetic average of the quoted spot rates or the quoted spot rate, as the case may be, of the other Reference Banks or Bank, respectively.

         "Event of Default" has the meaning specified in Section 501 hereof.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Federal Bankruptcy Code" means Title 11 of the United States Code, as amended from time to time.

         "Finance Canada Preferred Stock" means the Non-Voting Exchangeable Shares, Series A, of ADT Finance Inc., a Canadian corporation (the "Series A Shares"), and any publicly-held non-voting Preferred Stock issued by any successor corporation of ADT Finance Inc. incorporated under the laws of Canada ("Finance Canada") (i) in respect of which dividends are payable only when a dividend is payable by ADT Limited in respect of its voting Common Stock, (ii) that is convertible, exchangeable or redeemable only for voting Common Stock of ADT Limited, (iii) that will entitle the holder thereof to participate in any liquidation, dissolution or winding up of Finance Canada, whether voluntary or involuntary, or any other distribution of assets of Finance Canada among its stockholders for the purpose of winding up its affairs, to no greater extent than the extent to which the holders of the Series A Shares would currently so participate and (iv) the other terms of which are not adverse in any material respect to the Holders of the Securities.

         "Generally Accepted Accounting Principles" or "GAAP" means generally accepted accounting principles in the United States, consistently applied, that are in effect on the date hereof.

         "Guaranteed Obligations" has the meaning specified in Section 1301 hereof.

         "Guaranteed Parties" means all the Persons who are now or who hereafter become Holders and the Trustee.

         "Guarantees" means the guarantees of the Guarantor set forth in Article Thirteen of this Indenture and more particularly means any guarantees endorsed on any Securities delivered under this Indenture.

         "Guarantor" means the party named as a "Guarantor" in the first paragraph of this Indenture, until a successor replaces any such Guarantor pursuant to the applicable provisions hereof and, thereafter, shall mean such successor; provided, however, that unless expressly provided for otherwise by a supplemental indenture hereto, no Post-Merger Entity shall be a "Guarantor".

         "Guarantor Non-payment Default" means any event (other than a Guarantor Payment Default) the occurrence of which entitles one or more Persons to accelerate the maturity of any Designated Guarantor Senior Indebtedness.

         "Guarantor Payment Default" means any default in the payment of principal of (or premium, if any, on) or interest on, or any other amount due in respect of, Designated Guarantor Senior Indebtedness beyond any applicable grace period with respect thereto.

         "Guarantor Senior Indebtedness" means the principal of (and premium, if any, on) and interest on (including interest accruing after the filing of a petition initiating any proceeding pursuant to any bankruptcy law, whether or not allowable as a claim in such proceeding) and other amounts due on or in connection with any Indebtedness of any Guarantor, whether outstanding on the date hereof or hereafter created, incurred or assumed, unless, in the case of any particular Indebtedness, the instrument creating or evidencing the same or pursuant to which the same is outstanding expressly provides that such Indebtedness shall not be senior in right of payment to the Guarantees. Without limiting the generality of the foregoing, "Guarantor Senior Indebtedness" shall include the principal of (and premium, if any, on) and interest (including interest accruing after the filing of a petition initiating any proceeding pursuant to any bankruptcy law, whether or not allowable as a claim in such proceeding) on all obligations of every nature of any Guarantor to the Lenders under the New Bank Credit Agreement and to the holders of the Senior Notes under the Senior Note Indenture, and any interest rate or foreign exchange agreement now existing or hereinafter entered into by any Guarantor with any Lender, including, without limitation, all fees, expenses (including fees and expenses of counsel), claims, charges and indemnity obligations. Notwithstanding the foregoing, "Guarantor Senior Indebtedness" shall not include (i) Indebtedness evidenced by the Guarantees,
(ii) Indebtedness of any Guarantor that is expressly subordinated in right of payment to any of such Guarantor's Guarantees, (iii) Indebtedness of any Guarantor that by operation of law is subordinate to any general unsecured obligations of such Guarantor, (iv) Indebtedness represented by Redeemable Capital Stock, (v) Indebtedness of any Guarantor to ADT Limited or any of its Subsidiaries, (vi) any liability for federal, state, local or other taxes owed or owing by any Guarantor and (vii) trade payables owed or owing by any Guarantor.

         "Holder" means a Person in whose name a Security is registered in the Security Register.

         "Indebtedness" means (i) any liability of any Person (A) for borrowed money, or under any reimbursement obligation relating to a letter of credit, or (B) evidenced by a bond, note, debenture or similar instrument (including a purchase money obligation) given in connection with the acquisition of any businesses, properties or assets of any kind (other than a trade payable or a current liability arising in the ordinary course of business), or (C) under interest rate contracts and exchange rate contracts, or (D) for the payment of money relating to a Capitalized Lease Obligation or (E) for all Redeemable Capital Stock valued at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends; (ii) any liability of others described in the preceding clause (i) that` such Person has guaranteed or that is otherwise its legal liability; (iii) all Indebtedness referred to in (but not excluded from) clauses (i) and (ii) above of other Persons and all dividends of other Persons, the payment of which is secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness; and (iv) any amendment, supplement, modification, deferral, renewal, extension or refunding of any liability of the types referred to in clauses (i), (ii) and (iii) above.

         "Indenture" means this amended and restated indenture as originally executed and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

         "Interest Payment Date" means the Stated Maturity of an installment of interest on the Securities.

         "Investment" means any direct or indirect advance, loan (other than advances to customers in the ordinary course of business, which are recorded as accounts receivable on the balance sheet of the Company, ADT Limited and the other Restricted Subsidiaries) or other extension of credit or capital contribution to (by means of any transfer of cash or other property to others or any payment for property or services for the account or use of others), or any purchase or acquisition of Capital Stock, bonds, notes, debentures or other securities issued by any other Person.

         "Laidlaw Group" means Laidlaw Inc., a Canadian corporation, and any of its Affiliates or any "group" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) that includes Laidlaw Inc. or any of its Affiliates.

         "Lender" means the various financial institutions as are, or shall from time to time become, parties to the New Bank Credit Agreement.

         "Lien" means any mortgage, charge, pledge, lien, security interest or encumbrance of any kind.

         "Material Restricted Subsidiary" means any Restricted Subsidiary whose total assets or consolidated revenues (or, where ADT Limited owns directly or indirectly less than 100% of the equity share capital of such Restricted Subsidiary, that part thereof attributable to ADT Limited's direct or indirect interest therein) is equal to or greater than 5% of the total assets or 5% of consolidated revenues, as the case may be, of the Company, ADT Limited and the other Restricted Subsidiaries taken as a whole as of the date of the latest consolidated financial statements of ADT Limited; provided, however, that a Material Restricted Subsidiary shall not include Insight Group Limited, a United Kingdom corporation ("Insight"), for so long as Insight does not conduct any business other than the travel services business and does not account for more than 15% of the consolidated revenues of the Company, ADT Limited and the other Restricted Subsidiaries taken as a whole as of the date of the latest consolidated financial statements of ADT Limited.

         "Maturity", when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity, purchase upon Change in Control or Redemption Date, and whether by declaration of acceleration, Change in Control, call for redemption or purchase or otherwise.

         "New Bank Credit Agreement" means, collectively, the Amended and Restated Credit Agreement, dated as of April 14, 1997, among the Company, the Lenders named therein, and The Bank of Nova Scotia, as Agent, together with any related documents (including, without limitation, any guarantees or security documents) as in effect on the date hereof and as such Agreement (and such related documents) may be amended, restated, supplemented, renewed, replaced or otherwise modified from time to time, including any agreement extending the maturity of or refinancing or refunding all or any portion of the Indebtedness or increasing the amount to be borrowed under such agreement or any successor agreement, whether or not by or among the same parties; provided that, for purposes of the definitions of "Designated Guarantor Senior Indebtedness" and "Designated Senior Indebtedness" and the blockage provisions described in Sections 1306 and 1403 hereof, (i) with respect to any agreement providing for the refinancing, replacement or refunding of Indebtedness under the New Bank Credit Agreement, such agreement shall be the New Bank Credit Agreement under this Indenture only if a notice to that effect is delivered to the Trustee, and (ii) notwithstanding that, as a result of any amendment, restatement, supplement, renewal, replacement or other modification of the New Bank Credit Agreement, the New Bank Credit Agreement is memorialized in more than one instrument, there shall be deemed to be at any one time only one instrument, together with any related documents (including, without limitation, any guarantees or security documents), that is the New Bank Credit Agreement under this Indenture.

         "Non-Guarantor" means all Restricted Subsidiaries of ADT Limited other than the Company and the Guarantors.

         "Non-payment Default" means any event (other than a Payment Default) the occurrence of which entitles one or more Persons to accelerate the maturity of any Designated Senior Indebtedness.

         "Officers' Certificate" means a certificate signed by the Chairman, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Company or ADT Limited, as the case may be, and delivered to the Trustee.

         "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company, including an employee of the Company, and who shall be acceptable to the Trustee.

         "Outstanding", when used with respect to the Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

         (i) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

         (ii) Securities, or portions thereof, for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

         (iii) Securities, except to the extent provided in Sections 1202 and 1203, with respect to which the Company has effected defeasance and/or covenant defeasance as provided in Article Twelve; and

         (iv) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands the Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of Outstanding Securities have given any request, demand, authorization, direction, consent, notice or waiver hereunder, and for the purpose of making the calculations required by TIA Section 313, Securities owned by the Company or any Guarantor or any Affiliate of the Company or any Guarantor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in making such calculation or in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any Guarantor or any Affiliate of the Company or any Guarantor.

         "Paying Agent" means any Person (including the Company acting as Paying Agent) authorized by the Company to pay the principal of (and premium, if any, on) or interest on any Securities on behalf of the Company.

         "Payment Default" means any default in the payment of principal of (or premium, if any, on) or interest on, or any other amount due in respect of, Designated Senior Indebtedness beyond any applicable grace period with respect thereto.

         "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "Post-Merger Entity" means (i) any of Tyco and its Subsidiaries and
(ii) any other Subsidiary of ADT Limited created or acquired after the consummation of the proposed merger between Tyco and Limited Apache, Inc., a Wholly-Owned Subsidiary of ADT Limited and a Massachusetts corporation, pursuant to the Agreement and Plan of Merger, dated as of March 17, 1997, among Tyco, Limited Apache, Inc. and ADT Limited.

         "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for a mutilated security or in lieu of a lost, destroyed or stolen Security shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Security.

         "Preferred Stock" means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) of such Person's preferred or preference stock whether now outstanding or issued after the date hereof, including, without limitation, all classes and series of preferred or preference stock.

         "Redeemable Capital Stock" means any Capital Stock of the Company, ADT Limited or any other Restricted Subsidiary that, either by its terms, by the terms of any security into which it is convertible or exchangeable or otherwise, (i) is or upon the happening of an event or passage of time would be required to be redeemed (for consideration other than shares of the common equity capital of ADT Limited) on or prior to the final Stated Maturity of the Securities, (ii) is redeemable at the option of the holder thereof (for consideration other than shares of the common equity capital of ADT Limited) at any time prior to such final Stated Maturity, or (iii) is convertible into or exchangeable for debt securities at any time prior to such final Stated Maturity.

         "Redemption Date", when used with respect to any Security to be redeemed, in whole or in part, means the date fixed for such redemption by or pursuant to this Indenture.

         "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

         "Reference Banks" means each of The Chase Manhattan Bank, The Bank of Nova Scotia and Midland Bank plc.

         "Regular Record Date" for the interest payable on any Interest Payment Date means the January 15 or July 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

         "Responsible Officer", when used with respect to the Trustee, means the chairman or any vice-chairman of the board of directors, the chairman or any vice-chairman of the executive committee of the board of directors, the chairman of the trust committee, the president, any vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above-designated officers, and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

         "Restricted Subsidiary" means any Subsidiary of ADT Limited, including, without limitation, the Company, other than an Unrestricted Subsidiary.

         "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

         "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

         "Senior Indebtedness" means the principal of (and premium, if any, on) and interest on (including interest accruing after the filing of a petition initiating any proceeding pursuant to any bankruptcy law, whether or not allowable as a claim in such proceeding) and other amounts due on or in connection with, any Indebtedness of the Company, whether outstanding on the date hereof or hereafter created, incurred or assumed, unless, in the case of any particular Indebtedness, the instrument creating or evidencing the same or pursuant to which the same is outstanding expressly provides that such Indebtedness shall not be senior in right of payment to the Securities. Without limiting the generality of the foregoing, "Senior Indebtedness" shall include the principal of (and premium, if any, on) and interest on (including interest accruing after the filing of a petition initiating any proceeding pursuant to any bankruptcy law, whether or not allowable as a claim in such proceeding) all obligations of every nature of the Company from time to time owed to the Lenders under the New Bank Credit Agreement and to the holders of the Senior Notes under the Senior Note Indenture, and any interest rate or foreign exchange agreement now existing or hereinafter entered into by the Company with any Lender, including, without limitation, all fees, expenses (including fees and expenses of counsel), claims, charges and indemnity obligations. Notwithstanding the foregoing, "Senior Indebtedness" shall not include (i) Indebtedness evidenced by the Securities, (ii) Indebtedness of the Company that is expressly subordinated in right of payment to any Indebtedness of the Company or the Securities, (iii) Indebtedness of the Company that by operation of law is subordinate to any general unsecured obligations of the Company, (iv) Indebtedness represented by Redeemable Capital Stock, (v) Indebtedness of the Company to ADT Limited or any of its Subsidiaries, (vi) any liability for federal, state, local or other taxes owed or owing by the Company and (vii) trade account payables owed or owing by the Company.

         "Senior Note Indenture" means the indenture dated as of August 4, 1993, as amended, among the Company, as issuer, ADT Limited, ADT General Holdings, Inc., ADT Security Services, Inc., ADT Security Systems, West, Inc., ADT Automotive Holdings, Inc., ADT Automotive, Inc., AA Property Holdings, Inc., ADT Investments, Inc., AAAA Dealers Services Inc., ADT Business
Holdings, Inc., ADT Property Holdings, Inc., ADT Security Systems, Manufacturing, Inc., Mid-Atlantic Security, Inc., ADT Automotive Services, Inc., British Car Auctions Inc., CCTC International, Inc. and Flying Lion
Inc., each (other than ADT Limited) a Delaware corporation, Auction Transport Inc., a Missouri corporation, ADT Specialty Auctions, Inc., a Michigan corporation, and Tri-City Auto Auction, Inc., a Washington corporation, as guarantors, and The Chase Manhattan Bank, as trustee, relating to the Company's 8-1/4% Senior Notes due 2000, as such indenture may be amended or supplemented from time to time by one or more indentures supplemental thereto entered into pursuant to the applicable provisions thereof.

         "Senior Notes" means the 8-1/4% Senior Notes due 2000 of the Company issued pursuant to the Senior Note Indenture.

         "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

         "Stated Maturity", when used with respect to any Indebtedness or any installment of principal thereof or interest thereon, means the date specified in such Indebtedness as the fixed date on which the principal of such Indebtedness or such installment of principal or interest is due and payable.

         "Subordinated Indebtedness" means Indebtedness of any Person that by its terms is subordinated in right of payment to other Indebtedness of such Person and shall be deemed to include Redeemable Capital Stock.

         "Subsidiary" means with respect to any Person, a corporation of which, at the time of determination, such Person, directly or indirectly through one or more Subsidiaries, owns more than 50% of the Voting Stock.

         "Subsidiary Guarantor" means any Guarantor that is a Restricted Subsidiary, other than a Restricted Subsidiary that is a direct or indirect parent of the Company.

         "Surviving Entity" has the meaning specified in Section 801 hereof.

         "Trust Indenture Act" or "TIA" means the Trust Indenture Act of 1939, as amended, as in force at the date as of which this Indenture was executed, except as provided in Section 905.

         "Trustee" means the Person named as the "Trustee" in the first paragraph of this Indenture until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

         "Tyco" means Tyco International Limited, a Massachusetts corporation.

         "Unrestricted Subsidiary" means (a) any Post-Merger Entity and (b) any Subsidiary of ADT Limited that at the time of determination shall be designated an Unrestricted Subsidiary by the Board of Directors in the manner provided below and (c) any Subsidiary of an Unrestricted Subsidiary. The Board of Directors may designate (b) any Subsidiary of ADT Limited (including any newly acquired or newly formed subsidiary) to be an Unrestricted Subsidiary if such Subsidiary of ADT Limited is a Subsidiary (a) no portion of the Indebtedness or any other obligation (contingent or otherwise) of which
(i) is guaranteed by the Company, ADT Limited or any other Restricted Subsidiary, (ii) is recourse to or obligates the Company, ADT Limited or any other Restricted Subsidiary in any way or (iii) subjects any property or asset of the Company, ADT Limited or any other Restricted Subsidiary, directly or indirectly, contingently or otherwise, to satisfaction thereof, (b) which has no Indebtedness or any other obligation that, if in default in any respect (including a non-payment default), would permit (upon notice, lapse of time or both) any holder of any other Indebtedness of the Company, ADT Limited or any other Restricted Subsidiary to declare a default on such other Indebtedness or cause the payment thereof to be accelerated or payable prior to its Stated Maturity, (c) with which the Company, ADT Limited or any other Restricted Subsidiary has no contract, agreement, arrangement, understanding or obligation of any kind, whether written or oral, other than a transaction on terms no less favorable to the Company, ADT Limited or any other Restricted Subsidiary than those that might be obtained at the time from Persons who are not Affiliates of the Company or ADT Limited, and (d) with which neither the Company, ADT Limited nor any other Restricted Subsidiary has any obligation
(i) to subscribe for additional shares of Capital Stock, or other equity interest therein, or (ii) to maintain or preserve such Restricted Subsidiary's financial condition or to cause such Restricted Subsidiary to achieve certain levels of operating results; provided, however, that in no event shall any Guarantor be deemed an Unrestricted Subsidiary. The Board of Directors may designate any Unrestricted Subsidiary to be a Restricted Subsidiary; provided that immediately after giving effect to such designation (A) any Indebtedness or Liens of such Unrestricted Subsidiary would be permitted to be incurred by such Restricted Subsidiary under this Indenture and (B) no Default or Event of Default shall have occurred and be continuing. Any such designation by the Board of Directors shall be evidenced to the Trustees by promptly filing with each of the Trustees a copy of the Board Resolution giving effect to such designation and an Officers' Certificate certifying that such designation complied with the foregoing provisions. A designation of an Unrestricted Subsidiary as a Restricted Subsidiary may not thereafter be rescinded.

         "U.S. Government Obligations" means securities that are (i) direct obligations of the United States of America for the timely payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933, as amended), as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depository receipt; provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depository receipt.

         "Vice President", when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

         "Voting Stock" means stock of the class or classes pursuant to which the holders thereof have the general voting power under ordinary circumstances to elect at least a majority of the board of directors, managers or trustees of a corporation (irrespective of whether or not at the time stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

         "Wholly Owned Restricted Subsidiary" means (i) a Subsidiary all the Capital Stock (other than directors' qualifying shares that are required under applicable law) of which is owned by ADT Limited or another Wholly Owned Restricted Subsidiary of ADT Limited and (ii) ADT Finance Inc., a Canadian corporation, if and only if and for so long as, the Capital Stock of ADT Finance Inc. consists entirely of Voting Stock, 100% of which is owned directly or indirectly by ADT Limited, and Non-Voting Exchangeable Shares, Series A, or any successor corporation of ADT Finance Inc. incorporated under the laws of Canada, provided that the Capital Stock of such successor shall consist entirely of Voting Stock, 100% of which is owned directly or indirectly by ADT Limited, and Finance Canada Preferred Stock.

         SECTION 102.   Compliance Certificates and Opinions.

         Upon any application or request by the Company or ADT Limited, on its own behalf or on behalf of any Guarantor, to the Trustee to take any action under any provision of this Indenture, the Company or ADT Limited, as the case may be, shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture (including any covenant compliance with which constitutes a condition precedent) relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than pursuant to Section 1008(a)) shall include:

         (1) a statement that each Person signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

         (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

         (3) a statement that, in the opinion of each such Person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

         (4) a statement as to whether, in the opinion of each such Person, such condition or covenant has been complied with.

         SECTION 103.   Form of Documents Delivered to Trustee.

         In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an officer of the Company or any Guarantor may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company or such Guarantor stating that the information with respect to such factual matters is in the possession of the Company or such Guarantor, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

         SECTION 104.   Acts of Holders.

         (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agents duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company or any Guarantor. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee, the Company and each Guarantor, if made in the manner provided in this Section.

         (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

         (c) The principal amount and serial numbers of Securities held by any Person, and the date of holding the same, shall be proved by the Security Register.

         (d) If the Company shall solicit from the Holders of Securities any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, by or pursuant to Board Resolution, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. Notwithstanding TIA Section 316(c), such record date shall be the record date specified in or pursuant to such Board Resolution, which shall be a date not earlier than the date 30 days prior to the first solicitation of Holders generally in connection therewith and not later than the date such solicitation is completed. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Securities shall be computed as of such record date; provided that no such authorization, agreement or consent by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than 11 months after the record date.

         (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee, the Company or any Guarantor in reliance thereon, whether or not notation of such action is made upon such Security.

         SECTION 105.   Notices, etc., to Trustee, Company, Guarantors and
Agent.

         Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

         (1) the Trustee by any Holder or by the Company or any Guarantor shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office,
   Attention:  Corporate Trust Administration,

         (2) the Company or any Guarantor by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company or such Guarantor addressed to the Company or such Guarantor at the address of the Company's principal office specified in the first paragraph of this Indenture, or at any other address previously furnished in writing to the Trustee by the Company or such Guarantor, or

         (3) the Agent by the Company, any Guarantor, the Trustee or any Holder shall be sufficient for any purpose hereunder if made, given, furnished or delivered, in writing to or with the Agent addressed to it c/o The Bank of Nova Scotia, Atlanta Agency, Suite 2700, 600 Peachtree Street N.E., Atlanta, Georgia 30308, Attention: ADT Operations Account Officer, or at any other address previously furnished in writing to the Company and the Trustee by the Agent.

         SECTION 106.   Notice to Holders; Waiver.

         Where this Indenture provides for notice of any event to Holders by the Company, any Guarantor or the Trustee, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Any notice mailed to a Holder in the manner herein prescribed shall be conclusively deemed to have been received by such Holder, whether or not such Holder actually receives such notice. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         In case by reason of the suspension of or irregularities in regular mail service or by reason of any other cause, it shall be impracticable to mail notice of any event to Holders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice for every purpose hereunder.

         SECTION 107.   Effect of Headings and Table of Contents.

         The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         SECTION 108.   Successors and Assigns.

         All covenants and agreements in this Indenture by the Company and the Guarantors shall bind their respective successors and assigns, whether so expressed or not.

         SECTION 109.   Separability Clause.

         In case any provision in this Indenture or in the Securities or the Guarantees shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         SECTION 110.   Benefits of Indenture.

         Nothing in this Indenture, the Securities or the Guarantees, express or implied, shall give to any Person, other than the parties hereto, any Paying Agent, any Security Registrar and their successors hereunder, the Holders and, with respect to any provisions hereof relating to the subordination of the Securities or the rights of holders of Senior Indebtedness or Guarantor Senior Indebtedness, the holders of Senior Indebtedness or Guarantor Senior Indebtedness, any benefit or any legal or equitable right, remedy or claim under this Indenture.

         SECTION 111.   Governing Law.

         This Indenture, the Securities and the Guarantees shall be governed by and construed in accordance with the law of the State of New York. This Indenture is subject to the provisions of the Trust Indenture Act that are required to be part of this Indenture and shall, to the extent applicable, be governed by such provisions.

         SECTION 112.   Legal Holidays.

         In any case where any Interest Payment Date, Redemption Date, or Stated Maturity or Maturity of any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture, the Securities or the Guarantees) payment of interest or principal (and premium, if any) need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date, Redemption Date, or at the Stated Maturity or Maturity; provided that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date, Stated Maturity or Maturity, as the case may be.

         SECTION 113.   No Recourse Against Others.

         A director, officer, employee or stockholder, as such, of the Company or any Guarantor shall not have any liability for any obligations of the Company or such Guarantor, as the case may be, under the Securities, this Indenture or the Guarantees or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder by accepting any of the Securities waives and releases all such liability.

         SECTION 114.   Submission to Jurisdiction.

         The Company and each Guarantor irrevocably agree that any suit, action or proceeding against the Company or any Guarantor arising out of or based upon this Indenture, the Securities, the Guarantees or the public offering of the Securities may be instituted in any state or federal court in the Borough of Manhattan, The City of New York, New York, and irrevocably waive, to the extent they may lawfully do so, any objection which they may now or hereafter have to the laying of venue of any such suit, action or proceeding, and irrevocably submit to the nonexclusive jurisdiction of such courts in any suit, action or proceeding. The Company and each Guarantor hereby irrevocably appoint ADT, Inc., 1750 Clint Moore Road, P.O. Box 5035, Boca Raton, Florida 33431, as their Authorized Agent (the "Authorized Agent") upon whom process may be served in any suit, action or proceeding arising out of or based on this Indenture, the Securities, the Guarantees or the public offering of the Securities which may be instituted in any state or federal court in the Borough of Manhattan, The City of New York, New York, and the Company and each Guarantor expressly consent to the jurisdiction of any such court in respect of any such suit, action or proceeding, and waive any other requirements of or objections to personal jurisdiction with respect thereto. The Company and each Guarantor represent and warrant that the Authorized Agent has agreed to act as said agent for service of process, and the Company and each Guarantor agree to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the Authorized Agent and written notice of such service to the Company or any Guarantor shall be deemed, in every respect, effective service of process upon the Company or such Guarantor. The foregoing does not limit any right of the Trustee or any Holder of a Security to institute any suit, action or proceeding in any other court of competent jurisdiction.


                                  ARTICLE TWO

                                SECURITY FORMS

         SECTION 201.   Forms Generally.

         The Securities, the Guarantees and the Trustee's certificate of authentication shall be in substantially the forms set forth in this Article, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities or Guarantees, as evidenced by their execution of the Securities or Guarantees. Any portion of the text of any Security or Guarantee may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Security or Guarantee.

         The definitive Securities and Guarantees shall be printed, lithographed or engraved on steel-engraved borders or may be produced in any other manner, all as determined by the officers of the Company executing such Securities, as evidenced by their execution of such Securities.

         SECTION 202.   Form of Face of Security.

                             ADT OPERATIONS, INC.

                   9-1/4% Senior Subordinated Note due 2003

No.__________                                                     $__________

         ADT Operations, Inc., a Delaware corporation (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to _______________ or registered assigns, the principal sum of__________ Dollars on August 1, 2003 at the office or agency of the Company referred to below, and to pay interest thereon on February 1, 1994 and semi-annually thereafter, on February 1 and August 1 in each year, from August 4, 1993, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, at the rate of 9-1/4% per annum, until the principal hereof is paid or duly provided for, and (to the extent lawful) to pay on demand interest on any overdue interest at the rate borne by the Securities from the date on which such overdue interest becomes payable to the date payment of such interest has been made or duly provided for. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the January 15 or July 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and such defaulted interest, and (to the extent lawful) interest on such defaulted interest at the rate borne by the Securities, may be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Payment of the principal of (and premium, if any, on) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in The City of Atlanta, or at such other office or agency of the Company as may be maintained for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Company (i) by check mailed to the address of the Person entitled thereto as such address shall appear on the Security Register or (ii) by transfer to an account maintained by the payee located in the United States.

         Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This Security is entitled to the benefits of the Guarantees issued by each Guarantor of the punctual payment when due of the Guaranteed Obligations made in favor of the Trustee for the benefit of the Holder. Reference is hereby made to Article Thirteen of the Indenture for a statement of the respective rights, limitations of rights, duties and obligations under the Guarantees of the Guarantors, the Trustee and the Holders.

         Unless the certificate of authentication hereon has been duly executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

          Dated:                                ADT OPERATIONS, INC.


          [SEAL]                                By____________________

Attest:


__________________________
   Authorized Signature

         SECTION 203.   Form of Reverse of Security.

         This Security is one of a duly authorized issue of securities of the Company designated as its 9-1/4% Senior Subordinated Notes due 2003 (herein called the "Securities"), limited (except as otherwise provided in the Indenture referred to below) in aggregate principal amount to $350,000,000, which may be issued under an indenture dated as of August 4, 1993 between the Company, as issuer, ADT Limited, as guarantor, and The Bank of New York, as trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), as amended and restated as of _______, 1997 (herein called the "Indenture") to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company, the Guarantors, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered.

         The indebtedness evidenced by the Securities is, to the extent and in the manner provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness as defined in the Indenture, and this Security is issued subject to such provisions. The indebtedness evidenced by the Guarantees endorsed on the Securities is, to the extent and in the manner provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Guarantor Senior Indebtedness as defined in the Indenture, and the Guarantee endorsed on this Security is issued subject to such provisions. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in the Indenture and (c) appoints the Trustee his attorney-in-fact for such purpose.

         The Securities are subject to redemption upon not less than 30 nor more than 60 days' notice, at any time after August 1, 1998, as a whole or in part, at the election of the Company, at a Redemption Price equal to the percentage of the principal amount set forth below if redeemed during the 12-month period beginning August 1, of the years indicated:

                Redemption
                   Year                       Price
                ----------                    -----
                   1998                      103.75%
                   1999                      102.50%
                   2000                      101.25%


and thereafter at 100% of the principal amount, together in the case of any such redemption with accrued interest, if any, to the Redemption Date, all as provided in the Indenture.

         Upon the occurrence of a Change in Control, the Holder of this Security may require the Company, subject to certain limitations provided in the Indenture, to repurchase this Security at a purchase price in cash in an amount equal to 101% of the principal amount thereof plus accrued and unpaid interest.

         In the case of any redemption of Securities, interest installments whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Date referred to on the face hereof. Securities (or portions thereof) for whose redemption and payment provision is made in accordance with the Indenture shall cease to bear interest from and after the Redemption Date.

         In the event of redemption of this Security in part only, a new Security or Securities for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

         If an Event of Default shall occur and be continuing, the principal of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

         The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Company on this Security and (b) certain restrictive covenants and the related Defaults and Events of Default, upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Security.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the Guarantors and the rights of the Holders under the Indenture at any time by the Company, the Guarantors and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company and the Guarantors with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by or on behalf of the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Security.

         No reference herein to the Indenture and no provision of this Security, the Guarantee endorsed hereon or the Indenture shall alter or impair the obligation of the Company or any Guarantor (in the event any Guarantor is obligated to make payments in respect of the Securities), which is absolute and unconditional, to pay the principal of (and premium, if any, on) and interest on this Security at the times, place, and rate, and in the coin or currency, herein prescribed.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable on the Security Register of the Company, upon surrender of this Security for registration of transfer at the office or agency of the Company maintained for such purpose in The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

         The Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

         No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         Prior to the time of due presentment of this Security for registration of transfer, the Company, the Guarantors, the Trustee and any agent of the Company, the Guarantors or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Guarantors, the Trustee nor any agent shall be affected by notice to the contrary.

         All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

         SECTION 204.   Form of Trustee's Certificate of Authentication.

         The Trustee's certificate of authentication shall be in substantially the following form:

                   TRUSTEE'S CERTIFICATE OF AUTHENTICATION.

         This is one of the Securities referred to in the within-mentioned Indenture.

Dated:                           THE BANK OF NEW YORK,
                                    as Trustee

                                 By____________________
                                   Authorized Officer

         SECTION 205.   Form of Guarantee.

         The form of Guarantee shall be set forth on the Securities substantially as follows:

                                   GUARANTEE

         For value received, [each of] the undersigned hereby irrevocably and unconditionally guarantees, [jointly and severally,] on a senior subordinated basis to the Holder of this Security and to the Trustee, on behalf of the Holder, (i) the due and punctual payment of the principal of and interest on this Security, when and as the same shall become due and payable, whether at Stated Maturity, purchase upon Change in Control or Redemption Date, and whether by declaration of acceleration, Change in Control, call for redemption or purchase or otherwise, the due and punctual payment of interest on the overdue principal of and interest, if any, on this Security, to the extent lawful, and the due and punctual performance of all other obligations of the Company to the Holder of this Security or the Trustee all in accordance with the terms of this Security and the Indenture and (ii) in the case of any extension of time of payment or renewal of this Security or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, at Stated Maturity, purchase upon Change in Control or Redemption Date, and whether by declaration of acceleration, Change in Control, call for redemption or purchase or otherwise (the obligations in clauses (i) and (ii) hereof being the "Guaranteed Obligations"). This Guarantee will not be valid or obligatory for any purpose until the Trustee duly executes the certificate of authentication on the Security upon which this Guarantee is endorsed.

Dated:

[SEAL]                                    ADT LIMITED,
                                            a Bermuda company


Attest:____________________               By____________________
       Authorized Signature


[SEAL]                                    [LIST ADDITIONAL GUARANTORS
                                              AND JURISDICTIONS OF
                                              INCORPORATION]

Attest:____________________               By____________________
       Authorized Signature

                                 ARTICLE THREE

                                THE SECURITIES

         SECTION 301.   Title and Terms.

         The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is limited to $350,000,000, except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to
Section 304, 305, 306, 906, 1010 or 1108.

         The Securities shall be known and designated as the "9-1/4% Senior Subordinated Notes due 2003" of the Company. Their Stated Maturity shall be August 1, 2003, and they shall bear interest at the rate of 9-1/4% per annum from August 4, 1993, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, payable on February 1, 1994 and semi-annually thereafter on February 1 and August 1 in each year and at said Stated Maturity, until the principal thereof is paid or duly provided for.

         The principal of (and premium, if any, on) and interest on the Securities shall be payable at the office or agency of the Company maintained for such purpose in The City of Atlanta, or at such other office or agency of the Company as may be maintained for such purpose; provided, however, that, at the option of the Company, interest may be paid by check mailed to addresses of the Persons entitled thereto as such addresses shall appear on the Security Register.

         The Securities shall be redeemable as provided in Article Eleven.

         The Securities shall be subordinated in right of payment to Senior Indebtedness as provided in Article Fourteen.

         SECTION 302.   Denominations.

         The Securities shall be issuable only in registered form without coupons and only in denominations of $1,000 and any integral multiple thereof.

         SECTION 303.   Execution, Authentication, Delivery and Dating.

         The Securities shall be executed on behalf of the Company by its Chairman, its President or a Vice President, under its corporate seal reproduced thereon and attested by its Secretary or an Assistant Secretary. The signature of any of these officers on the Securities may be manual or facsimile signatures of the present or any future such authorized officer and may be imprinted or otherwise reproduced on the Securities.

         Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

         At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with such Company Order shall authenticate and deliver such Securities.

         Each Security shall be dated the date of its authentication.

         No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein duly executed by the Trustee by manual signature of an authorized officer, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture.

         In case the Company or any Guarantor, pursuant to Article Eight, shall be consolidated, amalgamated or merged with or into any other Person or shall be continued or redomesticated under the laws of a jurisdiction other than Bermuda or shall convey, transfer, lease or otherwise dispose of all or substantially all of its properties and assets to any Person, and the successor Person resulting from such consolidation or amalgamation, or surviving such merger, continuance or redomestication, or into which the Company or such Guarantor shall have been merged, or the Person which shall have received a conveyance, transfer, lease or other disposition as aforesaid, shall have executed an indenture supplemental hereto with the Trustee pursuant to Article Eight, any of the Securities authenticated or delivered prior to such consolidation, amalgamation, merger, continuance, redomestication, conveyance, transfer, lease or other disposition may, from time to time, at the request of the successor Person, be exchanged for other Securities executed in the name of the successor Person with such changes in phraseology and form as may be appropriate, but otherwise in substance of like tenor as the Securities surrendered for such exchange and of like principal amount; and the Trustee, upon Company Request of the successor Person, shall authenticate and deliver Securities as specified in such request for the purpose of such exchange. If Securities shall at any time be authenticated and delivered in any new name of a successor Person pursuant to this Section in exchange or substitution for or upon registration of transfer of any Securities, such successor Person, at the option of the Holders but without expense to them, shall provide for the exchange of all Securities at the time Outstanding for Securities authenticated and delivered in such new name.

         SECTION 304.   Temporary Securities.

         Pending the preparation of definitive Securities, the Company may execute, the Guarantors may endorse Guarantees on, and upon Company Order the Trustee shall authenticate and deliver temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as conclusively evidenced by their execution of such Securities.

         If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at the office or agency of the Company designated for such purpose pursuant to Section 1002, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities, the Company shall execute, the Guarantors shall endorse Guarantees on, and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of authorized denominations. Until so exchanged, the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

         SECTION 305.   Registration, Registration of Transfer and Exchange.

         The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency designated pursuant to Section 1002 being herein sometimes referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Security Register shall be in written form or any other form capable of being converted into written form within a reasonable time. At all reasonable times, the Security Register shall be open to inspection by the Trustee. The Trustee is hereby initially appointed as security registrar (the "Security Registrar") for the purpose of registering Securities and transfers of Securities as herein provided.

         Upon surrender for registration of transfer of any Security at the office or agency of the Company designated pursuant to Section 1002, the Company shall execute, the Guarantors shall endorse Guarantees on, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denomination or denominations of a like aggregate principal amount.

         At the option of the Holder, Securities may be exchanged for other Securities of any authorized denomination and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, the Guarantors shall endorse Guarantees on, and the Trustee shall authenticate and deliver the Securities which the Holder making the exchange is entitled to receive.

         All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company and the Guarantors, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

         Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Security Registrar) be duly endorsed, or be accompanied by a written instrument of transfer, in form satisfactory to the Company and the Security Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

         No service charge shall be made for any registration of transfer or exchange or redemption of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906, 1010 or 1108 not involving any transfer.

         The Company shall not be required (i) to issue, register the transfer of or exchange any Security during a period beginning at the opening of business 15 days before the selection of Securities to be redeemed under
Section 1104 and ending at the close of business on the day of such mailing of the relevant notice of redemption, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

         SECTION 306.   Mutilated, Destroyed, Lost and Stolen Securities.

         If (i) any mutilated Security is surrendered to the Trustee, or (ii) the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security, and there is delivered to the Company and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute, the Guarantors shall endorse a Guarantee on and upon Company Order the Trustee shall authenticate and deliver, in exchange for any such mutilated Security or in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount, bearing a number not contemporaneously outstanding.

         In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

         Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

         Every new Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company and the Guarantors, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

         SECTION 307.   Payment of Interest; Interest Rights Preserved.

         Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name such Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest at the office or agency of the Company maintained for such purpose pursuant to
Section 1002; provided, however, that each installment of interest may at the Company's option be paid by (i) mailing a check for such interest, payable to or upon the written order of the Person entitled thereto pursuant to Section 308, to the address of such Person as it appears in the Security Register or
(ii) transfer to an account maintained by the payee located in the United
States.

         Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date shall forthwith cease to be payable to the Holder on the Regular Record Date by virtue of having been such Holder, and such defaulted interest and (to the extent lawful) interest on such defaulted interest at the rate borne by the Securities (such defaulted interest and interest thereon herein collectively called "Defaulted Interest") may be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

         (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date, and in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be given in the manner provided for in Section 106, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so given, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

         (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

         Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

         SECTION 308.   Persons Deemed Owners.

         Prior to the due presentment of a Security for registration of transfer, the Company, the Guarantors, the Trustee and any agent of the Company, any Guarantor or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any, on) and (subject to Sections 305 and 307) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and none of the Company, any Guarantor, the Trustee or any agent of the Company, any Guarantor or the Trustee shall be affected by notice to the contrary.

         SECTION 309.   Cancellation.

         All Securities surrendered for payment, redemption, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it.
The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be promptly cancelled by the Trustee. If the Company shall so acquire any of the Securities, however, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are surrendered to the Trustee for cancellation. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of by the Trustee in accordance with its customary procedures and certification of their disposal delivered to the Company unless by Company Order the Company shall direct that cancelled Securities be returned to it.

         SECTION 310.   Computation of Interest.

         Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months.

                                 ARTICLE FOUR

                          SATISFACTION AND DISCHARGE

         SECTION 401.   Satisfaction and Discharge of Indenture.

         This Indenture shall upon Company Request cease to be of further effect (except as to surviving rights of registration of transfer or exchange of Securities herein expressly provided for) and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture when

         (1)   either

               (a) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and
         (ii) Securities for whose payment money has theretofore been deposited in trust with the Trustee or any Paying Agent or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

               (b) all such Securities not theretofore delivered to the Trustee for cancellation

                     (i) have become due and payable, or

                     (ii) will become due and payable at their Stated Maturity within one year, or

                     (iii) are to be called for redemption within one year
               under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company,

         and the Company in the case of (i), (ii) or (iii) above, has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

         (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

         (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that (i) all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with and (ii) such satisfaction and discharge will not result in a breach or violation of, or constitute a default hereunder or under any other material agreement or instrument to which the Company or any Guarantor is a party or by which the Company or any Guarantor is bound.

         Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company and the Guarantors to the Trustee under Section 606 and, if money shall have been deposited with the Trustee pursuant to subclause
(b) of clause (1) of this Section, the obligations of the Trustee under
Section 402 and the last paragraph of Section 1003 shall survive.

         SECTION 402.   Application of Trust Money.

         Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent), as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee; but such money need not be segregated from other funds except to the extent required by law.

                                 ARTICLE FIVE

                                   REMEDIES

         SECTION 501.   Events of Default.

         "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be occasioned by the provisions of Article Thirteen or Fourteen or be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

         (1) default in the payment of any interest on any Security when it becomes due and payable, and continuance of such default for a period of 30 days; or

         (2) default in the payment of the principal of (or premium, if any, on) any Security at its Maturity; or

         (3) (i) default in the performance, or breach, of any covenant or warranty of the Company, ADT Limited or any of the other Restricted Subsidiaries in this Indenture (other than a default in the performance, or breach, of a covenant or warranty which is specifically dealt with elsewhere in paragraphs (1) or (2) of this Section 501 or in clauses (ii) and (iii) of this paragraph (3)), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities a written notice specifying such default or breach;
   (ii) default in the performance or breach of the provisions of Article Eight hereof or (iii) the Company shall have failed to make or consummate a Change in Control Offer in accordance with the provisions of Section 1010 hereof; or

         (4) (i) there shall have occurred one or more defaults by the Company, ADT Limited or any of the other Restricted Subsidiaries in the payment of the principal of (or premium, if any, on) Indebtedness aggregating $15,000,000 or more when the same becomes due and payable at its final maturity or (ii) Indebtedness of the Company, ADT Limited or any of the other Restricted Subsidiaries aggregating $15,000,000 or more shall have been accelerated or otherwise declared due and payable, or required to be prepaid or repurchased (other than by regularly scheduled required prepayment or prepayments in respect of asset sales, excess cash flow or new financings), including amounts declared due and payable by virtue of any demand for cash collateralization, aggregating $15,000,000 or more, of any letter of credit prior to its final maturity; or

         (5)   any Person entitled to take the actions described in this
   Section 501(5), after the occurrence of any event of default under any agreement or instrument evidencing any Indebtedness in excess of $15,000,000 in the aggregate (which, in the case of interest rate contracts or exchange rate contracts, shall be deemed to be the net Indebtedness outstanding under such contract on the date or during any period during which any action described in this Section 501(5) is taken) of the Company, ADT Limited or any of the other Restricted Subsidiaries, shall notify the Trustee of the intended sale or disposition of any assets of the Company, ADT Limited or any of the other Restricted Subsidiaries that have been pledged to or for the benefit of such Person to secure such Indebtedness or shall commence proceedings, or take any action (including by way of set-off) to retain in satisfaction of any Indebtedness, or to collect on, seize, dispose of or apply, any such assets of the Company, ADT Limited or any of the other Restricted Subsidiaries (including funds on deposit or held pursuant to lock-box and other similar arrangements), pursuant to the terms of any agreement or instrument evidencing any such Indebtedness of the Company, ADT Limited or any such other Restricted Subsidiary or in accordance with applicable law; or

         (6) final judgments or orders rendered against the Company, ADT Limited or any of the other Restricted Subsidiaries that require the payment in money, either individually or in an aggregate amount, of more than $15,000,000 (net of amounts covered by insurance) and either (i) an enforcement proceeding shall have been commenced by any creditor upon such judgment or order or (ii) there shall have been a period of 30 consecutive days during which a stay of enforcement of such judgment or order, by reason of pending appeal or otherwise, was not in effect; or

         (7) the entry of a decree or order by a court having jurisdiction in the premises adjudging the Company, ADT Limited or any other Material Restricted Subsidiary a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company, ADT Limited or any other Material Restricted Subsidiary under the Federal Bankruptcy Code or any other applicable federal or state law, or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company, ADT Limited or any other Material Restricted Subsidiary or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 90 consecutive days; or

         (8) the institution by the Company, ADT Limited or any other Material Restricted Subsidiary of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under the Federal Bankruptcy Code or any other applicable federal or state law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company, ADT Limited or any other Material Restricted Subsidiary or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due; or

         (9) any Guarantee shall for any reason cease to be, or be asserted in writing by any Guarantor thereof or the Company not to be, in full force and effect, and enforceable in accordance with its terms (other than by reason of the termination of this Indenture or the release of any such Guarantee in accordance with this Indenture); provided, however, that if the Company or any Guarantor asserts in writing that any Guarantee is not in full force and effect and enforceable in accordance with its terms, such assertion shall not constitute an Event of Default for purposes of this paragraph (10) if (x) such written assertion is accompanied by an Opinion of Counsel to the effect that, as a matter of law, the defect or defects rendering such Guarantee unenforceable can be remedied within 10 days of the date of such assertion, (y) the Company or such Guarantor delivers an Officers' Certificate to the effect that the Company or such Guarantor represents that such defect or defects shall be so remedied within such 10-day period, and (z) such defect or defects are in fact so remedied within such 10-day period.

         SECTION 502.   Acceleration of Maturity; Rescission and Annulment.

         If an Event of Default (other than an Event of Default specified in Section 501(7) or 501(8)) occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in principal amount of the Securities Outstanding may declare all unpaid principal of (and premium, if any, on) and any accrued interest on all the Securities to be due and payable immediately, by a notice in writing to the Company and, if the New Bank Credit Agreement is in effect, to the Agent (and to the Trustee if given by Holders), and upon any such declaration such principal amount shall become due and payable (i) if the New Bank Credit Agreement is not in effect, immediately or (ii) if the New Bank Credit Agreement is in effect, upon the earlier of (x) five Business Days after receipt by the Agent of such notice and (y) acceleration of Indebtedness under the New Bank Credit Agreement. If an Event of Default specified in Section 501(7) or 501(8) occurs and is continuing, then the principal amount of all the Securities shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder.

         At any time after a declaration of acceleration has been made but before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of at least a majority in aggregate principal amount of the Securities Outstanding, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if:

         (1) the Company has paid or deposited with the Trustee a sum sufficient to pay,

               (A)   all overdue interest on all Outstanding Securities,

               (B) the principal of (and premium, if any, on) any Outstanding Securities which have become due otherwise than by such declaration of acceleration, and interest on such unpaid principal at the rate borne by the Securities,

               (C) to the extent that payment of such interest is lawful, interest on overdue interest at the rate borne by the Securities, and

               (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

         (2) all Events of Default, other than the non-payment of amounts of principal of the Securities that have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

         Notwithstanding the preceding paragraph, in the event of a declaration of acceleration in respect of the Securities because an Event of Default specified in Section 501(4) shall have occurred and be continuing, such declaration of acceleration shall be automatically annulled if the holders of the Indebtedness that is the subject of such Event of Default have rescinded their declaration of acceleration in respect of such Indebtedness, and written notice of such rescission shall have been given to the Trustee by the Company and countersigned by the holders of such Indebtedness or a trustee, fiduciary or agent for such holders, within 60 days after such declaration of acceleration in respect of the Securities, and no other Event of Default has occurred during such 60-day period which has not been cured or waived during such period.

         Upon a determination by the Company that the New Bank Credit Agreement is no longer in effect, the Company shall promptly give to the Trustee written notice thereof, which notice shall be countersigned by the Agent. Unless and until the Trustee shall have received such written notice with respect to the New Bank Credit Agreement, the Trustee, subject to the TIA Sections 315(a) through 315(d), shall be entitled in all respects to assume that the New Bank Credit Agreement is in effect (unless a Responsible Officer within the Corporate Trust Office of the Trustee charged with responsibility for administering this trust shall have actual knowledge to the contrary).

         SECTION 503. Collection of Indebtedness and Suits for Enforcement by Trustee.

         The Company and each Guarantor covenant that if

         (a) default is made in the payment of any installment of interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

         (b) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof,

the Company and such Guarantor will, upon demand of the Trustee, pay to the Trustee for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal (and premium, if any) and interest, and interest on any overdue principal (and premium, if any) and, to the extent that payment of such interest shall be legally enforceable, upon any overdue installment of interest, at the rate borne by the Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

         If the Company or any Guarantor fails to pay such amounts forthwith upon such demand, the Trustee, in its own name as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or such Guarantor and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or such Guarantor, wherever situated.

         If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate private or judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, including, without limitation, seeking recourse against any Guarantor pursuant to the terms of its Guarantee, or to enforce any other proper remedy.

         SECTION 504.   Trustee May File Proofs of Claim.

         In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any Guarantor or the property of the Company or any Guarantor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company or any Guarantor for the payment of overdue principal, premium, if any, or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

         (i) to file and prove a claim for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

         (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 606.

         Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

         SECTION 505.   Trustee May Enforce Claims Without Possession of
Securities.

         All rights of action and claims under this Indenture, the Securities and the Guarantees may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name and as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

         SECTION 506.   Application of Money Collected.

         Subject to Articles Thirteen and Fourteen, any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

         FIRST:  To the payment of all amounts due the Trustee under Section
   606;

         SECOND: To the payment of the amounts then due and unpaid for principal of (and premium, if any, on,) and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, respectively; and

         THIRD: The balance, if any, to the Person or Persons entitled thereto.

         SECTION 507.   Limitation on Suits.

         No Holder of any Securities shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

         (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

         (2) the Holders of not less than 25% in principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

         (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

         (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

         (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority or more in principal amount of the Outstanding Securities;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders.

         SECTION 508. Unconditional Right of Holders to Receive Principal, Premium and Interest.

         Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment, as provided herein (including, if applicable, Article Twelve) and in such Security of the principal of (and premium, if any, on) and (subject to Section 307) interest on, such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

         SECTION 509.   Restoration of Rights and Remedies.

         If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Guarantors, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

         SECTION 510.   Rights and Remedies Cumulative.

         Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         SECTION 511.   Delay or Omission Not Waiver.

         No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

         SECTION 512.   Control by Holders.

         The Holders of not less than a majority in principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, provided that

         (1) such direction shall not be in conflict with any rule of law or with this Indenture,

         (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction, and

         (3) the Trustee need not take any action which might involve it in personal liability or be unjustly prejudicial to the Holders not consenting.

         SECTION 513.   Waiver of Past Defaults.

         The Holders of not less than a majority in principal amount of the Outstanding Securities may on behalf of the Holders of all the Securities waive any past default hereunder and its consequences, except a default

         (1) in respect of the payment of the principal of (or premium, if any, on) or interest on any Security, or

         (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security affected.

         Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

         SECTION 514.   Waiver of Stay or Extension Laws.

         The Company and each Guarantor covenant (to the extent that they may lawfully do so) that they will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company and each Guarantor (to the extent that they may lawfully do so) hereby expressly waive all benefit or advantage of any such law and covenant that they will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

         SECTION 515.   Undertaking for Costs.

         All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (premium, if any, on) or interest on any Security on or after the respective Stated Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date).

                                  ARTICLE SIX

                                  THE TRUSTEE

         SECTION 601.   Notice of Defaults.

         Within 90 days after the occurrence of any Default hereunder, the Trustee shall transmit in the manner and to the extent provided in TIA Section 313(c), notice of such Default hereunder known to the Trustee, unless such Default shall have been cured or waived; provided, however, that, except in the case of a Default in the payment of the principal of (or premium, if any, on) or interest on any Security or in the payment of any sinking fund installment, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interest of the Holders; and provided further that in the case of any Default of the character specified in clause (i) of Section 501(3) no such notice to Holders shall be given until at least 60 days after the occurrence thereof.

         The Trustee shall not be deemed to have knowledge of any Default or Event of Default except (i) any Event of Default occurring pursuant to Section 501(1) or 501(2) of this Indenture or (ii) any Default or Event of Default of which the Trustee shall have received written notification or obtained actual knowledge, and such notification shall not be deemed to include receipt of information obtained in any report or other documents furnished under Section 703 of this Indenture, which reports and documents the Trustee shall have no duty to examine.

         SECTION 602.   Certain Rights of Trustee.

         Subject to the provisions of TIA Sections 315(a) through 315(d):

         (1) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

         (2) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the board of directors of the Company may be sufficiently evidenced by a Board Resolution;

         (3) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

         (4) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

         (5) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

         (6) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company or any Guarantor, personally or by agent or attorney;

         (7) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

         (8) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture; and

         (9) the Trustee shall not be deemed to have knowledge of the occurrence of a Change in Control or of the fact that the amount of Excess Proceeds equals or exceeds $20,000,000 until the Trustee receives written notice thereof as required by this Indenture.

         The Trustee shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         SECTION 603. Trustee Not Responsible for Recitals or Issuance of Securities.

         The recitals contained herein, in the Securities and in the Guarantees, except for the Trustee's certificates of authentication, shall be taken as the statements of the Company and each Guarantor, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture, the Securities or the Guarantees, except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Securities and perform its obligations hereunder and that the statements made by it in a Statement of Eligibility and Qualification on Form T-1 supplied to the Company are true and accurate, subject to the qualifications set forth therein. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

         SECTION 604.   May Hold Securities.

         The Trustee, any Paying Agent, any Security Registrar or any other agent of the Company or of the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to TIA Sections 310(b) and 311, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar or such other agent.

         SECTION 605.   Money Held in Trust.

         Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

         SECTION 606.   Compensation and Reimbursement.

         The Company and each Guarantor agree:

         (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

         (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

         (3) to indemnify the Trustee, and its officers, directors, employees and agents, for, and to hold them harmless against, any loss, liability or expense incurred without negligence or bad faith on their part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending themselves against any claim or liability in connection with the exercise or performance of any of their powers or duties hereunder.

         The obligations of the Company and the Guarantors under this Section to compensate the Trustee, to pay or reimburse the Trustee for expenses, disbursements and advances and to indemnify and hold harmless the Trustee shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture. As security for the performance of such obligations of the Company and the Guarantors, the Trustee shall have a claim prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of (and premium, if any, on) or interest on particular Securities.

         SECTION 607.   Corporate Trustee Required; Eligibility.

         There shall at all times be a Trustee hereunder which shall be eligible to act as Trustee under TIA Section 310(a)(1) and shall have a combined capital and surplus of at least $50,000,000. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of federal, state, territorial or District of Columbia supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

         SECTION 608.   Resignation and Removal; Appointment of Successor.

         (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 609.

         (b) The Trustee may resign at any time by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 609 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

         (c) The Trustee may be removed at any time by Act of the Holders of not less than a majority in principal amount of the Outstanding Securities, delivered to the Trustee and to the Company.

         (d)   If at any time:

         (1)   the Trustee shall fail to comply with the provisions of TIA
   Section 310(b) after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

         (2) the Trustee shall cease to be eligible under Section 607 and shall fail to resign after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

         (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company, by a Board Resolution, may remove the Trustee, or (ii) subject to TIA Section 315(e), any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

         (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

         (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to the Holders of Securities in the manner provided for in Section 106. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

         SECTION 609.   Acceptance of Appointment by Successor.

         Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Company and each Guarantor shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

         No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

         SECTION 610.   Merger, Conversion, Consolidation or Succession to
Business.

         Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities; and in case at that time any of the Securities shall not have been authenticated, any successor Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Securities or in this Indenture provided that the certificate of the Trustee shall have; provided, however, that the right to adopt the certificate of authentication of any predecessor Trustee or to authenticate Securities in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.


                                 ARTICLE SEVEN

               HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

         SECTION 701.   Disclosure of Names and Addresses of Holders.

         Every Holder of Securities, by receiving and holding the same, agrees with the Company, the Guarantors and the Trustee that none of the Company, the Guarantors or the Trustee or any agent of any of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with TIA Section 312, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under TIA Section 312(b).

         SECTION 702.   Reports by Trustee.

         Within 60 days after May 15 of each year commencing with the first May 15 after the first issuance of Securities, the Trustee shall transmit to the Holders, in the manner and to the extent provided in TIA Section 313(c), a brief report dated as of such May 15 if required by TIA Section 313(a).

         SECTION 703.   Reports by Company and the Guarantors.

         The Company and each Guarantor shall:

         (1) file with the Trustee, within 15 days after the Company or such Guarantor, as the case may be, is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company or such Guarantor may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act; or, if the Company or such Guarantor, as the case may be, is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

         (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company or such Guarantor with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

         (3) transmit by mail to all Holders, in the manner and to the extent provided in TIA Section 313(c), within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company or such Guarantor pursuant to paragraphs (1) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.


                                  ARTICLE EIGHT

             CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

         SECTION 801. ADT Limited or Any Restricted Subsidiary May Consolidate, etc., Only on Certain Terms.

         ADT Limited shall not consolidate or amalgamate with or merge with or into any other Person or, directly or indirectly, sell, convey, assign, transfer, lease or otherwise dispose of all or substantially all of its properties and assets to any Person or group of affiliated Persons, or permit any of the Restricted Subsidiaries to enter into any such transaction or transactions if such transaction or transactions, in the aggregate, would result in the sale, conveyance, assignment, transfer, lease or other disposition of all or substantially all of the properties and assets of the Company, ADT Limited and the other Restricted Subsidiaries on a consolidated basis, to any Person or group of affiliated Persons, unless (and, in the case of certain mergers, consolidations or amalgamations of ADT Limited with or into any other Person, subject to Section 802 hereof):

         (1) either (A) the Company, ADT Limited or such other Restricted Subsidiary shall be the continuing corporation or (B) such Person (if other than the Company, ADT Limited or such other Restricted Subsidiary) formed by such consolidation or amalgamation or into which the Company, ADT Limited or such other Restricted Subsidiary is amalgamated or merged or the Person which acquires by sale, conveyance, assignment, transfer, lease or other disposition all or substantially all of the properties and assets of the Company, ADT Limited and the other Restricted Subsidiaries (the "Surviving Entity") shall be a corporation duly organized and validly existing under the laws of the United States of America, any state thereof or the District of Columbia except that in the case of ADT Limited or any Restricted Subsidiary (other than the Company or any Restricted Subsidiary of the Company), the Surviving Entity may be a corporation duly organized and validly existing under the laws of Bermuda, Canada, the United Kingdom or any political subdivision thereof and shall, in either case, expressly assume, by supplemental indenture to this Indenture, executed and delivered by the Trustee, in form satisfactory to the Trustee, all the obligations of the Company, ADT Limited or such other Restricted Subsidiary under the Securities and this Indenture and this Indenture shall remain in full force and effect;

         (2) immediately before and immediately after giving effect to such transaction no Default or Event of Default shall have occurred and be continuing (and treating any Indebtedness that becomes an obligation of the Company, ADT Limited or any other Restricted Subsidiary in connection with or as a result of such transaction as having been incurred at the time of such transaction);

         (3) immediately after giving effect to such transaction, the Consolidated Net Worth of ADT Limited, if the Company, ADT Limited or any other Restricted Subsidiary is the continuing corporation, or the Surviving Entity is at least equal to the Consolidated Net Worth of ADT Limited immediately before such transaction;


         (4) each Guarantor, unless it is the other party to the transactions described above, shall have by supplemental indenture confirmed that its Guarantee shall apply to such Person's obligations under the Securities; and

         (5) the Company and ADT Limited shall have delivered, or caused to be delivered, to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that this Section 801 has been complied with and that all conditions precedent herein provided for relating to such transaction have been satisfied.

Notwithstanding anything contained in this Section 801, the Company and any Surviving Entity of the Company shall at all times be a corporation duly organized and validly existing under the laws of the United States of America, any state thereof or the District of Columbia.

         SECTION 802. ADT Limited May Amalgamate, Redomesticate, etc., Only on Certain Terms.

         ADT Limited may (a) amalgamate with or merge with or into a newly-formed corporation having no assets or liabilities, which amalgamation or merger shall be solely for the purpose of reincorporating ADT Limited under the laws of Canada, the United Kingdom or other political subdivision thereof or the United States of America, any state thereof or the District of Columbia or (b) continue, redomesticate or otherwise become subject to the laws of a jurisdiction other than Bermuda, to the same extent as if it had been incorporated in such jurisdiction, provided that in the case of clauses (a) and (b) above:

         (1) the Surviving Entity shall be a corporation duly organized and validly existing under the laws of Canada, the United Kingdom or political subdivision thereof or the United States of America, any state thereof or the District of Columbia and shall, in either case, expressly assume, by supplemental indenture to this Indenture, executed and delivered by the Trustee, in form satisfactory to the Trustee, all the obligations of ADT Limited under the Securities and this Indenture and this Indenture shall remain in full force and effect;

         (2) immediately before and immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing (and treating any Indebtedness that becomes an obligation of the Company, ADT Limited or any other Restricted Subsidiary in connection with or as a result of such transaction as having been incurred at the time of such transaction);

         (3) immediately after giving effect to such transaction, the Consolidated Net Worth of the Surviving Entity is at least equal to the Consolidated Net Worth of ADT Limited immediately before such transaction less customary and reasonable transaction costs;

         (4) each Guarantor, unless it is the other party to the transactions described above, shall have by supplemental indenture confirmed that its Guarantee shall apply to such Person's obligations under the Securities; and

         (5) the Surviving Entity shall have delivered, or caused to be delivered, to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that this Section 802 has been complied with and that all conditions precedent herein provided for relating to such transaction have been satisfied.

         SECTION 803.   Successor Substituted.

         Upon any consolidation or amalgamation of ADT Limited or consolidation of the Company or any Guarantor with or merger of the Company or any Guarantor with or into any other corporation, or any continuance or redomestication of ADT Limited in a jurisdiction other than Bermuda, or upon any conveyance, transfer or lease of all or substantially all of the properties and assets of the Company, ADT Limited and the other Restricted Subsidiaries to any Person in accordance with Section 801 or 802, the successor Person formed by such consolidation, amalgamation, continuance or redomestication or into which the Company or such Guarantor is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company or such Guarantor under this Indenture, the Securities and the Guarantees, as the case may be, with the same effect as if such successor Person had been named as the Company or such Guarantor, as the case may be, herein, in the Securities or in the Guarantees, as the case may be, and in the event of any such conveyance or transfer, the Company or such Guarantor (which terms shall for this purpose mean the Person named as the "Company" in the first paragraph of this Indenture, any Guarantor on the date hereof or any successor Person which shall theretofore become such in the manner described in Section 801 or
802), except in the case of a lease, shall be discharged of all obligations and covenants under this Indenture, the Securities and the Guarantees, as the case may be, and may be dissolved and liquidated.

                                 ARTICLE NINE

                            SUPPLEMENTAL INDENTURES

         SECTION 901.   Supplemental Indentures Without Consent of Holders.

         Without the consent of any Holders, the Company and the Guarantors, when each is authorized by a Board Resolution adopted by their respective boards of directors or any duly authorized committee thereof, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, or agreements or other instruments with respect to the Guarantees, in form satisfactory to the Trustee, for any of the following purposes:

         (1) to evidence the succession of another Person to the Company or any Guarantor and the assumption by any such successor of the covenants of the Company or any Guarantor contained herein, in the Securities or in the Guarantees; or

         (2) to add to the covenants of the Company or any Guarantor for the benefit of the Holders or to surrender any right or power herein conferred upon the Company or any Guarantor; or

         (3)   to add any additional Events of Default; or

         (4) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee pursuant to the requirements of Section 609; or

         (5) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture; provided that such action shall not adversely affect the interests of the Holders in any material respect; or

         (6)   to add a guarantor of the Guaranteed Obligations; or

         (7) to secure the Securities pursuant to any relevant provision under the Indenture.

         SECTION 902.   Supplemental Indentures with Consent of Holders.

         With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities, by Act of said Holders delivered to the Company and the Trustee, the Company and the Guarantors, when each is authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby:

         (1) change the Stated Maturity of the principal of, or any installment of interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or change the coin or currency in which any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption
   Date), or

         (2) reduce the percentage in principal amount of the Outstanding Securities, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture, or

         (3) modify any of the provisions of this Section or Sections 513 and 1021, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby, or

         (4) modify any of the provisions of this Indenture relating to a Change in Control in a manner adverse to the Holders of the Outstanding Securities, or

         (5) modify any of the provisions of this Indenture relating to the subordination of the Securities in a manner adverse to the Holders thereof.

         It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

         SECTION 903.   Execution of Supplemental Indentures.

         In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

         SECTION 904.   Effect of Supplemental Indentures.

         Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

         SECTION 905.   Conformity with Trust Indenture Act.

         Every supplemental indenture executed pursuant to the Article shall conform to the requirements of the Trust Indenture Act as then in effect.

         SECTION 906.   Reference in Securities to Supplemental Indentures.

         Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.

         SECTION 907.   Notice of Supplemental Indentures.

         Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of Section 902, the Company shall give notice thereof to the Holders of each Outstanding Security affected, in the manner provided for in Section 106, setting forth in general terms the substance of such supplemental indenture.

         SECTION 908.   Effect on Senior Indebtedness.

         No supplemental indenture shall adversely affect the rights of the holders of Designated Guarantor Senior Indebtedness under Article Thirteen or Designated Senior Indebtedness under Article Fourteen without the consent of the representative of such holders.

                                  ARTICLE TEN

                                   COVENANTS

         SECTION 1001.  Payment of Principal, Premium, if any, and Interest.

         The Company covenants and agrees for the benefit of the Holders that it will duly and punctually pay the principal of (and premium, if any, on) and interest on the Securities in accordance with the terms of the Securities and this Indenture.

         SECTION 1002.  Maintenance of Office or Agency.

         The Company will maintain in [The City of Atlanta, an office or agency where Securities may be presented or surrendered for payment], and will maintain in The City of New York an office or agency where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Corporate Trust Office of the Trustee shall be such office or agency of the Company, unless the Company shall designate and maintain some other office or agency for one or more of such purposes. The Company will give prompt written notice to the Trustee of any change in the location of any such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

         The Company may also from time to time designate one or more other offices or agencies (in or outside of The City of Atlanta or The City of New York, as the case may be) where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind any such designation; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in The City of Atlanta or The City of New York, as the case may be, for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and any change in the location of any such other office or agency.

         SECTION 1003.  Money for Security Payments to Be Held in Trust.

         If the Company shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of (and premium, if any, on) or interest on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

         Whenever the Company shall have one or more Paying Agents for the Securities, it will, on or before each due date of the principal of (and premium, if any, on), or interest on, any Securities, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of such action or any failure so to act.

         The Company will cause each Paying Agent (other than the Trustee) to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

         (1) hold all sums held by it for the payment of the principal of (and premium, if any, on) or interest on Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

         (2) give the Trustee notice of any default by the Company or any Guarantor in the making of any payment of principal (and premium, if any) or interest; and

         (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

         The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such sums.

         Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any, on) or interest on any Security and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

         SECTION 1004.  Corporate Existence.

         Subject to Article Eight, the Company and ADT Limited will do or cause to be done all things necessary to preserve and keep in full force and effect the corporate existence, rights (charter and statutory) and franchises of the Company, ADT Limited and each other Restricted Subsidiary; provided, however, that the Company and ADT Limited shall not be required to preserve any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company, ADT Limited and the other Restricted Subsidiaries as a whole and that the loss thereof is not disadvantageous in any material respect to the Holders.

         SECTION 1005.  Payment of Taxes and Other Claims.

         The Company and ADT Limited will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (a) all taxes, assessments and governmental charges levied or imposed upon the Company, ADT Limited or any other Subsidiary or upon the income, profits or property of the Company, ADT Limited or any other Subsidiary and (b) all lawful claims for labor, materials and supplies, which, if unpaid, might by law become a lien upon the property of the Company, ADT Limited or any other Restricted Subsidiary; provided, however, that the Company and ADT Limited shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

         SECTION 1006.  Maintenance of Properties.

         The Company and ADT Limited will cause all properties owned by the Company, ADT Limited or any other Restricted Subsidiary or used or held for use in the conduct of the business of the Company, ADT Limited or any other Restricted Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company and ADT Limited may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Company and ADT Limited from discontinuing the maintenance of any of such properties if such discontinuance is, in the judgment of the Company and ADT Limited, desirable in the conduct of the business of the Company, ADT Limited or any other Restricted Subsidiary and not disadvantageous in any material respect to the Holders.

         SECTION 1007.  Insurance.

         The Company and ADT Limited will at all times keep all of the properties of the Company, ADT Limited and the other Restricted Subsidiaries which are of an insurable nature insured with insurers, believed by the Company and ADT Limited to be responsible, against loss or damage to the extent that property of similar character is usually so insured by corporations similarly situated and owning like properties.

         SECTION 1008.  Statement by Officers As to Default.

         (a) Each of ADT Limited and the Company will deliver to the Trustee, within 120 days after the end of each fiscal year, a brief certificate from its principal executive officer, principal financial officer or principal accounting officer as to his or her knowledge of compliance by the Company, ADT Limited and the other Subsidiaries with all conditions and covenants applicable to the Company, ADT Limited and the other Subsidiaries under this Indenture. For purposes of this Section 1008(a), such compliance shall be determined without regard to any period of grace or requirement of notice under this Indenture.

         (b) When any Default has occurred and is continuing under this Indenture, or if the trustee for or the holder of any other evidence of Indebtedness of the Company, ADT Limited or any other Restricted Subsidiary gives any notice or takes any other action with respect to a claimed default (other than with respect to Indebtedness in the principal amount of less than $15,000,000), the Company or ADT Limited shall deliver to the Trustee by registered or certified mail or by telegram, telex or facsimile transmission an Officers' Certificate specifying such event, notice or other action within five Business Days of its occurrence.

         SECTION 1009.  Provision of Financial Statements.

         Whether or not ADT Limited is subject to Section 13(a) or 15(d) of the Exchange Act, ADT Limited will, to the extent permitted under the Exchange Act, file with the Commission the annual reports, quarterly reports and other documents that ADT Limited would have been required to file with the Commission pursuant to such Sections 13(a) or 15(d) if ADT Limited were so subject, such documents to be filed with the Commission on or prior to the respective dates (the "Required Filing Dates") by which ADT Limited would have been required so to file such documents if ADT Limited were so subject. The Company will also in any event (x) within 15 days of each Required Filing Date
(i) transmit by mail to all Holders, as their names and addresses appear in the Security Register, without cost to such Holders and (ii) file with the Trustee copies of the annual reports, quarterly reports and other documents that ADT Limited would have been required to file with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act if ADT Limited were subject to such Sections and (y) if filing such documents by ADT Limited with the Commission is not permitted under the Exchange Act, promptly upon written request, authorize the Trustee to provide a copy of such documents to a prospective holder of the Securities at the Company's cost.

         SECTION 1010.  Purchase of Securities upon Change in Control.

         (a) Upon the occurrence of a Change in Control, each Holder of Securities shall have the right to require the Company to repurchase such Holder's Securities in whole or in part in integral multiples of $1,000, at a purchase price (the "Change in Control Purchase Price") in cash in an amount equal to 101% of the principal amount of such Securities plus accrued and unpaid interest, if any, to the date of purchase, in accordance with the procedures set forth in this Section 1010 (a "Change in Control Offer"); provided, however, that notwithstanding the occurrence of a Change in Control, the Company shall not be obligated to make a Change in Control Offer with respect to the Securities in the event that it has exercised its right to redeem all of the Securities in accordance with Article Eleven hereof.

         (b) Within 30 days following any Change in Control, the Company shall send by first-class mail, postage prepaid, to the Trustee and to each Holder of the Securities, at his address appearing in the Security Register, a notice stating:

         (1) that a Change in Control has occurred and that such Holder has the right to require the Company to repurchase such Holder's Securities at the Change in Control Purchase Price;

         (2) the circumstances and relevant facts regarding such Change in Control (including but not limited to information with respect to pro forma historical income, cash flow and capitalization after giving effect to such Change in Control);

         (3) a purchase date (the "Purchase Date") which shall be no earlier than 45 days nor later than 60 days from the date such notice is mailed or such later date as may be necessary for the Company to comply with the requirements under the Exchange Act;

         (4) that any Security not tendered will continue to accrue interest; and

         (5) the instructions a Holder must follow in order to have its Securities repurchased in accordance with paragraph (d) of this Section.

         (c) Holders electing to have Securities purchased will be required to surrender such Securities to the Company at the address specified in the notice at least five Business Days prior to the Purchase Date. Holders will be entitled to withdraw their election if the Company receives, not later than five Business Days prior to the Purchase Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Securities delivered for purchase by the Holder as to which his election is to be withdrawn and a statement that such Holder is withdrawing his election to have such Securities purchased. Holders whose Securities are purchased only in part will be issued new Securities equal in principal amount to the unpurchased portion of the Securities surrendered.

         (d) The Company will comply with the applicable tender offer rules, including Rule 14e-1 under the Exchange Act, and any other applicable securities laws or regulations in connection with a Change in Control Offer.

         [SECTIONS 1011-1020 intentionally omitted.]

         SECTION 1021.  Waiver of Certain Covenants.

         The Company and each Guarantor may omit in any particular instance to comply with any term, provision or condition set forth in Section 804, Sections 1007 through 1009, inclusive, or Sections 1011 through 1020, if before or after the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities, by Act of such Holders, waive such compliance in such instance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and each Guarantor and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

                                ARTICLE ELEVEN

                           REDEMPTION OF SECURITIES

         SECTION 1101.  Right of Redemption.

         The Securities may be redeemed, at the election of the Company, as a whole or from time to time in part, at any time after August 1, 1998, subject to the conditions and at the Redemption Prices specified in the form of Security, together with accrued interest to the Redemption Date.

         SECTION 1102.  Applicability of Article.

         Redemption of Securities at the election of the Company or otherwise, as permitted or required by any provision of this Indenture, shall be made in accordance with such provision and this Article.

         SECTION 1103.  Election to Redeem; Notice to Trustee.

         The election of the Company to redeem any Securities pursuant to
Section 1101 shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities to be redeemed and shall deliver to the Trustee such documentation and records as shall enable the Trustee to select the Securities to be redeemed pursuant to Section 1104.

         SECTION 1104.  Selection by Trustee of Securities to Be Redeemed.

         If less than all the Securities are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions of the principal of Securities; provided, however, that no such partial redemption shall reduce the portion of the principal amount of a Security not redeemed to less than $1,000.

         The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

         For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed.

         SECTION 1105.  Notice of Redemption.

         Notice of redemption shall be given in the manner provided for in
Section 106 not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed.

         All notices of redemption shall state:

         (1)   the Redemption Date,

         (2)   the Redemption Price,

         (3) if less than all Outstanding Securities are to be redeemed, the identification (and, in the case of a partial redemption, the principal amounts) of the particular Securities to be redeemed,

         (4) that on the Redemption Date the Redemption Price (together with accrued interest, if any, to the Redemption Date payable as provided in
   Section 1107) will become due and payable upon each such Security, or the portion thereof, to be redeemed, and that interest thereon will cease to accrue on and after said date, and

         (5) the place or places where such Securities are to be surrendered for payment of the Redemption Price.

         Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

         SECTION 1106.  Deposit of Redemption Price.

         Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and accrued interest on, all the Securities which are to be redeemed on that date.

         SECTION 1107.  Securities Payable on Redemption Date.

         Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified (together with accrued interest, if any, to the Redemption Date), and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest, if any, to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

         If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate borne by the Securities.

         SECTION 1108.  Securities Redeemed in Part.

         Any Security which is to be redeemed only in part shall be surrendered at the office or agency of the Company maintained for such purpose pursuant to Section 1002 (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

                                ARTICLE TWELVE

                      DEFEASANCE AND COVENANT DEFEASANCE

         SECTION 1201. Company's Option to Effect Defeasance or Covenant Defeasance.

         The Company may, at its option by Board Resolution, at any time, with respect to the Securities, elect to have either Section 1202 or Section 1203 be applied to all Outstanding Securities upon compliance with the conditions set forth below in this Article Twelve.

         SECTION 1202.  Defeasance and Discharge.

         Upon the Company's exercise under Section 1201 of the option applicable to this Section 1202, the Company shall be deemed to have been discharged from its obligations with respect to all Outstanding Securities on the date the conditions set forth in Section 1204 are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securities, which shall thereafter be deemed to be "Outstanding" only for the purposes of Section 1205 and the other Sections of this Indenture referred to in (A) and (B) below, and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of Outstanding Securities to receive, solely from the trust fund described in Section 1204 and as more fully set forth in such Section, payments in respect of the principal of (and premium, if any, on) and interest on such Securities when such payments are due, (B) the Company's obligations with respect to such Securities under Sections 304, 305, 306, 1002 and 1003, (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (D) this Article Twelve. Subject to compliance with this Article Twelve, the Company may exercise its option under this Section 1202 notwithstanding the prior exercise of its option under Section 1203 with respect to the Securities.

         SECTION 1203.  Covenant Defeasance.

         Upon the Company's exercise under Section 1201 of the option applicable to this Section 1203, the Company and the Guarantors shall be released from their obligations under any covenant contained in Section
801(3), Section 802(3) and in Sections 1007 through 1010 with respect to the Outstanding Securities on and after the date the conditions set forth below are satisfied (hereinafter, "covenant defeasance"), and the Securities shall thereafter be deemed not to be "Outstanding" for the purposes of any direction, waiver, consent or declaration or Act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "Outstanding" for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to the Outstanding Securities, the Company and the Guarantors may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section 501(3), but, except as specified above, the remainder of this Indenture and such Securities shall be unaffected thereby.

         SECTION 1204.  Conditions to Defeasance or Covenant Defeasance.

         The following shall be the conditions to application of either
Section 1202 or Section 1203 to the Outstanding Securities:

         (1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 607 who shall agree to comply with the provisions of this Article Twelve applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (A) cash in U.S. dollars in an amount, or (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, (i) the principal of (and premium, if any, on) and interest on the Outstanding Securities on the Stated Maturity (or Redemption Date, if applicable) of such principal (and premium, if any) or installment of interest and (ii) any mandatory redemption or analogous payments applicable to the Outstanding Securities on the day on which such payments are due and payable in accordance with the terms of this Indenture and of such Securities; provided that the Trustee shall have been irrevocably instructed to apply such money or the proceeds of such U.S. Government Obligations to said payments with respect to the Securities; and provided further that upon the satisfaction of the conditions set forth in this
   Section 1204, the cash or U.S. Government Obligations deposited shall not be subject to the rights of the holders of Guarantor Senior Indebtedness pursuant to the provisions of Article Thirteen or holders of Senior Indebtedness pursuant to the provisions of Article Fourteen. Before such a deposit, the Company may give to the Trustee, in accordance with Section 1103 hereof, a notice of its election to redeem all of the Outstanding Securities at a future date in accordance with Article Eleven hereof, which notice shall be irrevocable. Such irrevocable redemption notice, if given, shall be given effect in applying the foregoing.

         (2) No Default or Event of Default with respect to the Securities shall have occurred and be continuing on the date of such deposit or, insofar as paragraphs (7) and (8) of Section 501 hereof are concerned, at any time during the period ending on the 91st or 367th day, as the case may be, after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

         (3) No event or condition shall exist that pursuant to the provisions of Section 1402 or 1403 would prevent the Company from making payments of the principal of (and premium, if any, on) or interest on the Securities on the date of such deposit or at any time during the period ending on the 91st or 367th day, as the case may be, after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

         (4) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other material agreement or instrument to which the Company or any Guarantor is a party or by which the Company or any Guarantor is bound.

         (5) In the case of an election under Section 1202, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (x) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (y) since the date hereof, there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of the Outstanding Securities will not recognize income, gain or loss for federal income tax purposes as a result of such defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred.

         (6) In the case of an election under Section 1203, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the Outstanding Securities will not recognize income, gain or loss for federal income tax purposes as a result of such covenant defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

         (7) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the defeasance under Section 1202 or the covenant defeasance under Section 1203 (as the case may be) have been complied with.

         (8) The Company shall have delivered to the Trustee an Opinion of Counsel stating that after the 91st day following the deposit, the trust funds will not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally; provided, however, that if counsel determines that it cannot deliver such opinion as a matter of law, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that after the 367th day following the deposit, the trust funds will not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally.

         (9) The Company shall have delivered to the Trustee an Officers' Certificate stating that the deposit was not made by the Company with the intent of preferring the holders of the Securities or the Guarantees endorsed thereon over the other creditors of the Company or any Guarantor or with the intent of hindering, delaying or defrauding creditors of the Company or any Guarantor.

Reference in paragraphs (2) and (3) above to the number of days shall mean the 91st day if the Opinion of Counsel referred to in paragraph (8) above refers to the 91st day and shall mean the 367th day if the Opinion of Counsel referred to in paragraph (8) above refers to the 367th day.

         SECTION 1205. Deposited Money and U.S. Government Obligations to Be Held in Trust; Other Miscellaneous Provisions.

         Subject to the provisions of the last paragraph of Section 1003, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee--collectively for purposes of this Section 1205, the "Trustee") pursuant to Section 1204 in respect of the Outstanding Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities of all sums due and to become due thereon in respect of principal (and premium, if any) and interest, but such money need not be segregated from other funds except to the extent required by law.

         The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Governmental Obligations deposited pursuant to Section 1204 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the Outstanding Securities.

         Anything in this Article Twelve to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in
Section 1204 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent defeasance or covenant defeasance, as applicable, in accordance with this Article.

         SECTION 1206.  Reinstatement.

         If the Trustee or any Paying Agent is unable to apply any money in accordance with Section 1205 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's and each Guarantor's obligations under this Indenture, the Securities and the Guarantees shall be revived and reinstated as though no deposit had occurred pursuant to Section 1202 or 1203, as the case may be, until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 1205; provided, however, that if the Company makes any payment of principal of (or premium, if any, on) or interest on any Security following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money held by the Trustee or Paying Agent.

                               ARTICLE THIRTEEN

                                   GUARANTEE

         SECTION 1301.  Guarantee.

         Subject to the provisions of this Article Thirteen, each Guarantor hereby irrevocably and unconditionally guarantees, jointly and severally, on a senior subordinated basis to each Holder and to the Trustee, on behalf of the Holders, (i) the due and punctual payment of the principal of and interest on each Security, when and as the same shall become due and payable, whether at Stated Maturity, purchase upon Change in Control or Redemption Date, and whether by declaration of acceleration, Change in Control, call for redemption or purchase or otherwise, the due and punctual payment of interest on the overdue principal of and interest, if any, on the Securities, to the extent lawful, and the due and punctual performance of all other obligations of the Company to the Holders or the Trustee all in accordance with the terms of such Security and this Indenture and (ii) in the case of any extension of time of payment or renewal of any Securities or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, at Stated Maturity, purchase upon Change in Control or Redemption Date, and whether by declaration of acceleration, Change in Control, call for redemption or purchase or otherwise (the obligations in clauses (i) and (ii) hereof being the "Guaranteed Obligations"). Without limiting the generality of the foregoing, each Guarantor's liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by the Company to the Holders or the Trustee under the Securities and the Indenture but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Company. The Guarantors hereby agree that their obligations hereunder shall be absolute and unconditional, irrespective of, and shall be unaffected by, any invalidity, irregularity or unenforceability of any such Security or this Indenture, any failure to enforce the provisions of any such Security or this Indenture, any waiver, modification or indulgence granted to the Company with respect thereto, by any Guaranteed Party or any other circumstances which may otherwise constitute a legal or equitable discharge or defense of the Company or a surety or guarantor. The Guarantors hereby waive diligence, presentment, filing of claims with a court in the event of merger or bankruptcy of the Company, any right to require a proceeding first against the Company, the benefit of discussion, protest or notice with respect to any such Security or the Indebtedness evidenced thereby and all demands whatsoever (except as specified above), and covenant that this Guarantee will not be discharged as to any such Security except by payment in full of the Guaranteed Obligations and as provided in Sections 401, 1202 and 1320. Each Guarantor further agrees that, as between such Guarantor and the Guaranteed Parties, (i) the maturity of the Guaranteed Obligations may be accelerated as provided in Article Five for the purposes of this Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the Guaranteed Obligations, and (ii) in the event of any declaration of acceleration of such Guaranteed Obligations as provided in Article Five, such Guaranteed
Obligations (whether or not due and payable) shall forthwith become due and payable by each Guarantor for the purpose of this Guarantee. In addition, without limiting the foregoing provisions, upon the effectiveness of an acceleration under Article Five, the Trustee shall promptly make a demand for payment on the Securities under each Guarantee provided for in this Article Thirteen and not discharged.

         Each Guarantor hereby irrevocably waives any claim or other rights that it may now or hereafter acquire against the Company that arise from the existence, payment, performance or enforcement of such Guarantor's obligations under this Indenture, or any other document or instrument including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, indemnification, any right to participate in any claim or remedy of the Guaranteed Parties against the Company, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including, without limitation, the right to take or receive from the Company, directly or indirectly, in cash or other property or in any other manner, payment or security on account of such claim or other rights. If any amount shall be paid to any Guarantor in violation of the preceding sentence and the Guaranteed Obligations shall not have been paid in full, such amount shall be deemed to have been paid to such Guarantor for the benefit of, and held in trust for the benefit of, the Guaranteed Parties, and shall forthwith be paid to the Trustee. Each Guarantor acknowledges that it will receive direct and indirect benefits from the issuance of the Securities and that the waiver set forth in this paragraph is knowingly made in contemplation of such benefits.

         SECTION 1302.  Obligations of the Guarantors Unconditional.

         Nothing contained in this Article Thirteen, elsewhere in this Indenture or in any Security or in the Guarantee is intended to or shall impair, as between the Guarantors and the Holders, the obligation of the Guarantors, which obligations are independent of the obligations of the Company under the Securities and this Indenture and are absolute and unconditional, to pay to the Holders the Guaranteed Obligations as and when the same shall become due and payable in accordance with the provisions of this Guarantee and this Indenture, or is intended to or shall affect the relative rights of the Holders and creditors of the Guarantors other than the holders of Guarantor Senior Indebtedness, nor shall anything herein or therein prevent the Trustee or any Holder from exercising all remedies otherwise permitted by applicable law upon Default under this Indenture, subject to the rights, if any, under Sections 1304 through 1317 hereof of the holders of Guarantor Senior Indebtedness. Each payment to be made by any Guarantor hereunder in respect of the Guaranteed Obligations shall be payable in the currency or currencies in which such Guaranteed Obligations are denominated.

         SECTION 1303.  Execution of Guarantee.

         To evidence its obligations under this Article Thirteen, each Guarantor hereby agrees to execute a guarantee substantially in the form set forth in Section 205 hereof, to be endorsed on each Security authenticated and delivered by the Trustee and that this Indenture shall be executed on behalf of the Guarantors by their respective Chairmen of the Board, Presidents or Vice Presidents, under their corporate seals reproduced thereon attested by their respective Secretaries or Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile. Each Guarantor hereby agrees that its Guarantee set forth in this Article Thirteen shall remain in full force and effect notwithstanding any failure to endorse such Guarantee on any Security.

         If an officer whose signature is on this Indenture no longer holds that office at the time the Trustee authenticates a Security on which this Guarantee is endorsed, the Guarantee shall be valid nevertheless.

         SECTION 1304.  Guarantees Subordinate to Guarantor Senior
Indebtedness.

         Each Guarantor covenants and agrees, and each Holder of a Security, by his acceptance thereof, likewise covenants and agrees, that the Guarantees shall be unsecured obligations of the Guarantors issuing such Guarantees and each such Guarantor and Holder covenants and agrees, for the benefit of the holders, from time to time, of Guarantor Senior Indebtedness that, to the extent and in the manner hereinafter set forth in this Article, the Indebtedness represented by the Guarantees and the payment pursuant to the Guarantees by such Guarantor of the principal of (and premium, if any, on) and interest on each and all of the Securities, and all other amounts of any kind whatsoever payable in respect of the Securities, including, without limitation, on account of any purchase or redemption or other acquisition of Securities or any claim for rescission or damages (collectively, the "Subordinated Guarantor Obligations"), are hereby expressly made subordinate and subject in right of payment as provided in this Article to the prior payment in full in cash or Cash Equivalents of all Guarantor Senior Indebtedness; provided, however, that the Guarantees, the Indebtedness represented thereby and the payment pursuant to the Guarantees by such Guarantor of the principal of (and premium, if any, on) and interest on the Securities in all respects shall rank pari passu with, or senior in right of payment to, all other existing and future Indebtedness of such Guarantor that is subordinated to Guarantor Senior Indebtedness.

         The provisions of this Article Thirteen shall constitute a continuing offer to all Persons that, in reliance upon such provisions, become holders of, or continue to hold Guarantor Senior Indebtedness; such provisions are made for the benefit of the holders of Guarantor Senior Indebtedness and they or each of them may enforce the rights of holders of Guarantor Senior Indebtedness hereunder, subject to the terms and provisions hereof.

         SECTION 1305.  Payment over of Proceeds upon Dissolution, etc.

         In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to any Guarantor or to its creditors, as such, or to its assets, or (b) any liquidation, dissolution or other winding up of any Guarantor, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshalling of assets or liabilities of any Guarantor, then and in any such event

         (1) the holders of such Guarantor's Guarantor Senior Indebtedness shall be entitled to receive payment in full in cash or Cash Equivalents of all amounts due on or in respect of all such Guarantor Senior Indebtedness, or provision shall be made for such payment in a manner satisfactory to (x) in the case of such Guarantor's Guarantor Senior Indebtedness in respect of the New Bank Credit Agreement, the holders of two-thirds in principal amount of outstanding Indebtedness under the New Bank Credit Agreement to be so provided for and (y) in the case of other Designated Guarantor Senior Indebtedness of such Guarantor, the holders of two-thirds in principal amount of such other outstanding Designated Guarantor Senior Indebtedness to be so provided for, before the Holders of the Securities are entitled to receive, pursuant to the Guarantees, from any source any payment or distribution of any kind or character (including any payment or distribution which may be payable or deliverable by reason of the payment of any other Indebtedness of such Guarantor subordinate in right of payment to the payment of the Guarantees (such payment or distribution hereinafter being "Junior Subordinated Guarantor Payments"), but excluding (such exclusion to be without prejudice to the holders of Guarantor Senior Indebtedness in their capacity as such) any payment or distribution in the form of equity securities or subordinated securities of such Guarantor or any successor obligor with respect to the Indebtedness represented by the Guarantees provided for by a plan of reorganization or readjustment that, in the case of any such subordinated securities, are subordinated in right of payment to all Guarantor Senior Indebtedness of such Guarantor that may at the time be outstanding to at least the same extent as the Guarantees are so subordinated as provided in this Article (such equity securities or subordinated securities hereinafter being "Permitted Junior Guarantor Securities")) on account of Subordinated Guarantor Obligations;

         (2) any payment or distribution of assets of such Guarantor of any kind or character, whether in cash, property or securities (including a Junior Subordinated Guarantor Payment, but excluding a payment or distribution in the form of Permitted Junior Guarantor Securities), by set-off or otherwise, to which the Holders or the Trustee would be entitled but for the provisions of this Article shall be paid by the liquidating trustee or agent or other person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the holders of such Guarantor's Guarantor Senior Indebtedness or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Guarantor Senior Indebtedness may have been issued, ratably according to the aggregate amounts remaining unpaid on account of such Guarantor Senior Indebtedness held or represented by each, to the extent necessary to make payment in full in cash or Cash Equivalents of all such Guarantor Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of such Guarantor Senior Indebtedness; and

         (3) in the event that, notwithstanding the foregoing provisions of this Section, the Trustee or the Holder of any Security shall have received any payment or distribution of assets of such Guarantor of any kind or character, whether in cash, property or securities, pursuant to the Guarantees in respect of the Subordinated Guarantor Obligations before all of such Guarantor's Guarantor Senior Indebtedness is paid in full in cash or Cash Equivalents or payment thereof provided for in a manner satisfactory to (x) in the case of such Guarantor's Guarantor Senior Indebtedness in respect of the New Bank Credit Agreement, the holders of two-thirds in principal amount of outstanding Indebtedness under the New Bank Credit Agreement so provided for and (y) in the case of other Designated Guarantor Senior Indebtedness of such Guarantor, the holders of two-thirds in principal amount of such other outstanding Designated Guarantor Senior Indebtedness so provided for, then and in such event such payment or distribution (including a Junior Subordinated Guarantor Payment, but excluding a payment or distribution in the form of Permitted Junior Guarantor Securities) shall be held in trust for the benefit of the holders of such Guarantor's Guarantor Senior Indebtedness and shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other Person making payment or distribution of assets of such Guarantor for application to the payment of all such Guarantor Senior Indebtedness remaining unpaid, to the extent necessary to pay all such Guarantor Senior Indebtedness in full in cash or Cash Equivalents, after giving effect to any concurrent payment or distribution to or for the holders of such Guarantor Senior Indebtedness.

         The consolidation, amalgamation, continuance or redomestication of ADT Limited or consolidation of any Subsidiary of ADT Limited with, or the merger of ADT Limited or any Subsidiary of ADT Limited into, another Person or the liquidation or dissolution of ADT Limited or any Subsidiary of ADT Limited following the conveyance, transfer or lease of all or substantially all of its properties and assets to another Person, in each case, upon the terms and conditions set forth in Article Eight hereof shall not be deemed a dissolution, winding up, liquidation, reorganization, assignment for the benefit of creditors or marshalling of assets and liabilities of any Guarantor for the purposes of this Section if the Person formed by such consolidation, amalgamation, continuance or redomestication of ADT Limited or consolidation of any Subsidiary of ADT Limited or into which ADT Limited or any Subsidiary of ADT Limited is merged or the Person which acquires by conveyance, transfer or lease all or substantially all of such properties and assets, as the case may be, shall, as a part of such consolidation, amalgamation, continuance, redomestication, merger, conveyance, transfer or lease, comply with the conditions set forth in Article Eight.

         SECTION 1306. Suspension of Payment When Designated Guarantor Senior Indebtedness in Default.

         (a) Unless Section 1305 shall be applicable, upon the occurrence of a Guarantor Payment Default with respect to any Guarantor, then no payment or distribution of any kind or character, whether in cash, property or securities, shall be made by or on behalf of such Guarantor (other than payments made on an arm's-length basis by any Person that is not an Affiliate of such Guarantor) on account of such Guarantor's Subordinated Guarantor Obligations unless and until such Guarantor Payment Default shall have been cured or waived in writing or shall have ceased to exist or such Guarantor Senior Indebtedness shall have been discharged in full in cash or Cash Equivalents, after which such Guarantor shall resume making any and all required payments in respect of its obligations under the Guarantees, including any missed payments.

         (b) Unless Section 1305 shall be applicable, upon the occurrence of a Guarantor Non-payment Default with respect to any Guarantor, then no payment or distribution of any kind or character, whether in cash, property or securities, shall be made by or on behalf of such Guarantor (other than payments made on an arm's-length basis by any Person that is not an Affiliate of such Guarantor) on account of such Guarantor's Subordinated Guarantor Obligations for the period or periods specified below (a "Guarantor Payment Blockage Period"). A Guarantor Payment Blockage Period shall commence on the date of receipt by the Trustee of written notice of such occurrence from the Agent (or any other representative of holders of Designated Guarantor Senior Indebtedness) or if such Guarantor Non-payment Default results from the acceleration of the Securities, on the date of such acceleration and shall end on the earlier of (x) 179 days (if such event of default is with respect to Designated Guarantor Senior Indebtedness under the New Bank Credit Agreement) or 119 days (if such event of default is with respect to any other Designated Guarantor Senior Indebtedness) from receipt of such written notice by the Trustee, (y) the date on which such Guarantor Non-payment Default is cured, waived or ceases to exist or on which such Designated Guarantor Senior Indebtedness is discharged in full in cash or Cash Equivalents or (z) such Guarantor Payment Blockage Period shall have been terminated by written notice to such Guarantor or the Trustee from the Agent or such other representative initiating such Guarantor Payment Blockage Period, after which, in each case, such Guarantor, subject to the subordination provisions described above and the existence of a Guarantor Payment Default, shall resume making any and all required payments in respect of its obligations under the Guarantees, including any missed payments. Only one Guarantor Payment Blockage Period may be commenced within any consecutive 360-day period; provided that, subject to the limitations set forth in the next sentence, the commencement of a Guarantor Payment Blockage Period by the representatives for, or the holders of, Designated Guarantor Senior Indebtedness other than under the New Bank Credit Agreement or as a result of an acceleration of the Securities shall not bar the commencement of another Guarantor Payment Blockage Period by the Agent within such consecutive 360-day period. Notwithstanding anything in this Indenture to the contrary, any Guarantor Payment Blockage Period shall be terminated so that there shall be 180 consecutive days in any 360-day period in which no Guarantor Payment Blockage Period is in effect. No event of default with respect to the Designated Guarantor Senior Indebtedness initiating a Guarantor Payment Blockage Period (or on whose behalf a Guarantor Payment Blockage Period was initiated) that existed or was continuing on the date of the commencement of such Guarantor Payment Blockage Period will be, or can be made, the basis for the commencement of a second Guarantor Payment Blockage Period on behalf of such Designated Guarantor Senior Indebtedness whether or not within a period of 360 consecutive days, unless such event of default shall have been cured or waived for a period of not less than 90 consecutive days subsequent to the commencement of the initial Guarantor Payment Blockage Period (it being acknowledged that any subsequent action or breach that would give rise to a Guarantor Non-payment Default pursuant to any provision under which a Guarantor Non-payment Default previously existed or was continuing shall constitute a new Guarantor Non-payment Default for this purpose, provided that, in the case of a breach of a particular financial covenant, the Guarantors, the Company and the other Restricted Subsidiaries subject to such covenant shall have been in compliance therewith for at least one full measurement period commencing after the date of commencement of such Guarantor Payment Blockage Period). In no event will a Guarantor Payment Blockage Period extend beyond 179 days.

         (c) In the event that the Trustee or any Holder of the Securities receives any payment prohibited by the foregoing, then such payment shall be held in trust for the holders of Guarantor Senior Indebtedness and shall be paid over forthwith to the holders of such Guarantor's Guarantor Senior Indebtedness or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Guarantor Senior Indebtedness may have been issued.

         SECTION 1307.  Payment Permitted If No Default.

         Nothing contained in this Article or elsewhere in this Indenture or in any of the Securities or Guarantees shall prevent any Guarantor, at any time except during the pendency of any case, proceeding, dissolution, liquidation or other winding up, assignment for the benefit of creditors or other marshalling of assets and liabilities of such Guarantor referred to in
Section 1305 or under the conditions described in Section 1306, from making payments at any time of principal of (and premium, if any, on) or interest on the Securities.

         SECTION 1308. Subrogation to Rights of Holders of Guarantor Senior Indebtedness.

         Subject to the payment in full in cash or Cash Equivalents of all Guarantor Senior Indebtedness, the Holders of the Securities shall be subrogated to the rights of the holders of such Guarantor Senior Indebtedness to receive payments and distributions of cash, property and securities applicable to the Guarantor Senior Indebtedness until the Subordinated Guarantor Obligations shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of Guarantor Senior Indebtedness of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article, and no payments over pursuant to the provisions of this Article to the holders of Guarantor Senior Indebtedness by Holders of the Securities or the Trustee, shall, as among the Guarantors, their respective creditors other than holders of Guarantor Senior Indebtedness, and the Holders of the Securities, be deemed to be a payment or distribution by any Guarantor to or on account of the Guarantor Senior Indebtedness.

         SECTION 1309.  Trustee to Effectuate Subordination.

         Each Holder of a Security by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee his attorney-in-fact for any and all such purposes. If upon any dissolution, winding up or reorganization of any Guarantor, whether in bankruptcy, insolvency, receivership proceedings or otherwise, the Trustee does not file a claim in such proceedings prior to five Business Days before the expiration of the time to file such claim, the holders of Guarantor Senior Indebtedness or the Agent may file such a claim on behalf of the Holders of the Securities.

         SECTION 1310.  No Waiver of Subordination Provisions.

         (a) No right of any present or future holder of any Guarantor Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of any Guarantor or by any act or failure to act, in good faith, by any such holder, or by any non-compliance by any Guarantor with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

         (b) Without in any way limiting the generality of paragraph (a) of this Section, the holders of Guarantor Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Securities, without incurring responsibility to the Holders of the Securities and without impairing or releasing the subordination provided in this Article or the obligations hereunder of the Holders of the Securities to the holders of Guarantor Senior Indebtedness, do any one or more of the following: (1) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Guarantor Senior Indebtedness or any instrument evidencing the same or any agreement under which Guarantor Senior Indebtedness is outstanding; (2) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Guarantor Senior Indebtedness; (3) release any Person liable in any manner for the collection of Guarantor Senior Indebtedness; and (4) exercise or refrain from exercising any rights against any Guarantor and any other Person.

         SECTION 1311.  Notice to Trustee.

         (a) Each Guarantor shall give prompt written notice to the Trustee of any fact known to such Guarantor which would prohibit the making of any payment to or by the Trustee in respect of the Securities. Notwithstanding the provisions of this Article or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Guarantees, unless and until the Trustee shall have received written notice thereof from any Guarantor, the Company, the Agent or a holder of Guarantor Senior Indebtedness or Senior Indebtedness or from any trustee, fiduciary or agent therefor; and, prior to the receipt of any such written notice, the Trustee, subject to TIA Sections 315(a) through 315(d), shall be entitled in all respects to assume that no such facts exist; provided, however, that, if the Trustee shall not have received the notice provided for in this Section at least three Business Days prior to the date upon which by the terms hereof any money may become payable by any Guarantor for any purpose (including, without limitation, the payment of the principal of (and premium, if any, on) or interest on any Security), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it within three Business Days prior to such date.

         (b) Subject to TIA Sections 315(a) through 315(d), the Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Guarantor Senior Indebtedness (or a trustee, fiduciary or agent therefor) to establish that such notice has been given by a holder of Guarantor Senior Indebtedness (or a trustee, fiduciary or agent therefor). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Guarantor Senior Indebtedness to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Guarantor Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article and, if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

         SECTION 1312. Reliance on Judicial Order or Certificate of Liquidating Agent.

         Upon any payment or distribution of assets of any Guarantor referred to in this Article, the Trustee, subject to TIA Sections 315(a) through 315(d), and the Holders of the Securities shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Securities, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of such Guarantor's Guarantor Senior Indebtedness and other indebtedness of such Guarantor, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.

         SECTION 1313. Rights of Trustee As a Holder of Guarantor Senior Indebtedness; Preservation of Trustee's Rights.

         The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Guarantor Senior Indebtedness which may at any time be held by it, to the same extent as any other holder of Guarantor Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder. Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 606.

         SECTION 1314.  Article Applicable to Paying Agents.

         In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee; provided, however, that Sections 1311(a) and 1313 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.

         SECTION 1315.  No Suspension of Remedies.

         Nothing contained in this Article shall limit the right of the Trustee or the Holders of Securities to take any action to accelerate the maturity of the Securities pursuant to Article Five or to pursue any rights or remedies hereunder or under applicable law.

         SECTION 1316.  Trust Moneys Not Subordinated.

         Notwithstanding anything contained herein to the contrary, payments from cash or the proceeds of U.S. Government Obligations held in trust under Article Twelve hereof by the Trustee (or other qualifying trustee) and which were deposited in accordance with the terms of Article Twelve hereof and not in violation of Section 1306 hereof for the payment of principal of (and premium, if any, on) and interest on the Securities shall not be subordinated to the prior payment of any Guarantor Senior Indebtedness or subject to the restrictions set forth in this Article Thirteen, and none of the Holders shall be obligated to pay over any such amount to any Guarantor or any holder of such Guarantor's Guarantor Senior Indebtedness or any other creditor of such Guarantor.

         SECTION 1317.  Trustee's Relation to Guarantor Senior Indebtedness.

         With respect to the holders of Guarantor Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article, and no implied covenants or obligations with respect to the holders of Guarantor Senior Indebtedness shall be read into this Article against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Guarantor Senior Indebtedness and the Trustee shall not be liable to any holder of Guarantor Senior Indebtedness if it shall mistakenly in the absence of gross negligence or wilful misconduct pay over or deliver to Holders, the Company or any other Person moneys or assets to which any holder of Guarantor Senior Indebtedness shall be entitled by virtue of this Article or otherwise.

         SECTION 1318.  Withholding.

         All payments made by a Guarantor with respect to the Guarantees will be made without withholding or deduction for, or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature imposed or levied by or on behalf of Bermuda or any other country (other than the United States) or any political subdivision thereof or any authority therein or thereof, having power to tax, unless the withholding or deduction of such taxes, duties, assessments or governmental charges is then required by law. In the event that Bermuda or any other country (other than the United States) or any political subdivision thereof or any authority therein or thereof, imposes any such withholding or deduction on (i) any payments made by a Guarantor with respect to the Guarantees or (ii) any net proceeds on the sale to or exchange with any Guarantor of the Securities, such Guarantor will pay such additional amounts (the "Additional Amounts") as may be necessary in order that the net amounts received in respect of such payments or sale or exchange by the Holders of the Securities or the Trustee, as the case may be, after such withholding or deduction shall equal the respective amounts that would have been received in respect of such payments or sale or exchange in the absence of such withholding or deduction; except that no such Additional Amounts shall be payable with respect to any Security held by or on behalf of a holder who is liable for such taxes, duties, assessments or governmental charges in respect of such Security by reason of his being a citizen or resident of, or carrying on a business in, Bermuda or the country of residence of any Guarantor. Notwithstanding the foregoing, a Guarantor making a payment on the Securities pursuant to the Guarantee shall not be required to pay any Additional Amounts if (i) the beneficial holder of a Security receives by certified mail (evidenced by a return receipt signed by such beneficial holder) (A) written notice from such Guarantor no less than 60 days in advance of making such payment and (B) the appropriate forms or instructions necessary to enable such beneficial holder to certify or document the availability of an exemption from, or reduction of, the withholding or deduction of such taxes under applicable law, which such instructions shall clearly specify that Additional Amounts hereunder may not be paid if such forms are not completed by such beneficial holder, and (ii) the Guarantor that would otherwise have to pay such Additional Amounts establishes to the satisfaction of the Trustee that the obligation to pay such Additional Amounts would not have arisen but for the failure of such beneficial holder to (A) duly complete such forms as were actually received by such beneficial holder or respond to such instructions and (B) provide to such Guarantor such duly completed forms or responses to instructions. Without prejudice to the survival of any other agreement of the Guarantors hereunder, the agreements and obligations of the Guarantors contained in this Section 1318 shall survive the payment in full of the Guaranteed Obligations and all other amounts payable under this Guarantee.

         SECTION 1319.  Release of Guarantee.

         (a) Concurrently with the payment in full of all of the Guaranteed Obligations, the Guarantors shall be released from and relieved of their obligations under this Article Thirteen. Upon the delivery by the Company to the Trustee of an Officers' Certificate and, if requested by the Trustee, an Opinion of Counsel to the effect that the transaction giving rise to the release of such obligations was made by the Company in accordance with the provisions of this Indenture and the Securities, the Trustee shall execute any documents reasonably required in order to evidence the release of the Guarantors from their obligations. If any of the Guaranteed Obligations are revived and reinstated after the termination of this Guarantee, then all of the obligations of the Guarantors under this Guarantee shall be revived and reinstated as if this Guarantee had not been terminated until such time as the Guaranteed Obligations are paid in full, and the Guarantors shall enter into an amendment to this Guarantee, reasonably satisfactory to the Trustee, evidencing such revival and reinstatement.

         (b) Upon (i) the sale or disposition of all of the Common Stock of a Subsidiary Guarantor (by merger or otherwise) to a Person other than the Company, ADT Limited or another Restricted Subsidiary and which sale or disposition is otherwise in compliance with the terms of this Indenture, or
(ii) the unconditional and full release in writing of such Subsidiary Guarantor from all Subordinated Indebtedness (other than Subordinated Indebtedness of the Company, ADT Limited or any other Restricted Subsidiary owing to ADT Limited, the Company or any other Wholly Owned Restricted Subsidiary, as the case may be), such Subsidiary Guarantor shall be deemed released from all obligations under this Article Thirteen; provided, however, that any such termination upon such sale or disposition shall occur if and only to the extent that all obligations of such Subsidiary Guarantor under all of its guarantees of, and under all of its pledges of assets or other security interests which secure, Indebtedness of the Company, ADT Limited or any Restricted Subsidiary shall also terminate upon such sale or disposition.
Upon the delivery by the Company to the Trustee of an Officers' Certificate and, if requested by the Trustee, an Opinion of Counsel to the effect that the transaction giving rise to the release of such obligations was made in accordance with the provisions of this Indenture and the Securities, the Trustee shall execute any documents reasonably required in order to evidence the release of such Subsidiary Guarantor from its obligations. Any Subsidiary Guarantor not so released remains liable for the full amount of principal of and interest on the Securities as provided in this Article Thirteen.

                               ARTICLE FOURTEEN

                          SUBORDINATION OF SECURITIES

         SECTION 1401.  Securities Subordinate to Senior Indebtedness.

         The Company covenants and agrees, and each Holder of a Security, by his acceptance thereof, likewise covenants and agrees, for the benefit of the holders, from time to time, of Senior Indebtedness that, to the extent and in the manner hereinafter set forth in this Article, the Indebtedness represented by the Securities and the payment of the principal of (and premium, if any, on) and interest on each and all of the Securities, and all other amounts of any kind whatsoever payable in respect of the Securities, including, without limitation, on account of any purchase or redemption or other acquisition of Securities or any claim for rescission or damages (collectively, the "Subordinated Obligations"), are hereby expressly made subordinate and subject in right of payment as provided in this Article to the prior payment in full in cash or Cash Equivalents of all Senior Indebtedness; provided, however, that the Securities, the Indebtedness represented thereby and the payment of the principal of (and premium, if any, on) and interest on the Securities in all respects shall rank pari passu with, or senior in right of payment to, all other existing and future Indebtedness of the Company that is subordinated to Senior Indebtedness.

         The provisions of this Article Fourteen shall constitute a continuing offer to all Persons that, in reliance upon such provisions, become holders of, or continue to hold Senior Indebtedness; such provisions are made for the benefit of the holders of Senior Indebtedness and they or each of them may enforce the rights of holders of Senior Indebtedness hereunder, subject to the terms and provisions hereof.

         SECTION 1402.  Payment over of Proceeds upon Dissolution, etc.

         In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to the Company or to its creditors, as such, or to its assets, or (b) any liquidation, dissolution or other winding up of the Company, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshalling of assets or liabilities of the Company, then and in any such event

         (1) the holders of Senior Indebtedness shall be entitled to receive payment in full in cash or Cash Equivalents of all amounts due on or in respect of all Senior Indebtedness, or provision shall be made for such payment in a manner satisfactory to (x) in the case of Senior Indebtedness in respect of the New Bank Credit Agreement, the holders of two-thirds in principal amount of outstanding Indebtedness under the New Bank Credit Agreement to be so provided for and (y) in the case of other Designated Senior Indebtedness, the holders of two-thirds in principal amount of such other outstanding Designated Senior Indebtedness to be so provided for, before the Holders of the Securities are entitled to receive from any source any payment or distribution of any kind or character (including any payment or distribution which may be payable or deliverable by reason of the payment of any other Indebtedness of the Company subordinate in right of payment to the payment of the Securities (such payment or distribution hereinafter being "Junior Subordinated Payments"), but excluding (such exclusion to be without prejudice to the holders of Senior Indebtedness in their capacity as such) any payment or distribution in the form of equity securities or subordinated securities of the Company or any successor obligor with respect to the Indebtedness represented by the Securities provided for by a plan of reorganization or readjustment that, in the case of any such subordinated securities, are subordinated in right of payment to all Senior Indebtedness that may at the time be outstanding to at least the same extent as the Securities are so subordinated as provided in this Article (such equity securities or subordinated securities hereinafter being "Permitted Junior Securities")) on account of Subordinated Obligations;

         (2) any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities (including a Junior Subordinated Payment, but excluding a payment or distribution in the form of Permitted Junior Securities), by set-off or otherwise, to which the Holders or the Trustee would be entitled but for the provisions of this Article shall be paid by the liquidating trustee or agent or other person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the holders of Senior Indebtedness or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness may have been issued, ratably according to the aggregate amounts remaining unpaid on account of the Senior Indebtedness held or represented by each, to the extent necessary to make payment in full in cash or Cash Equivalents of all Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness; and

         (3) in the event that, notwithstanding the foregoing provisions of this Section, the Trustee or the Holder of any Security shall have received any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, in respect of the Subordinated Obligations before all Senior Indebtedness is paid in full in cash or Cash Equivalents or payment thereof provided for in a manner satisfactory to (x) in the case of Senior Indebtedness in respect of the New Bank Credit Agreement, the holders of two-thirds in principal amount of outstanding Indebtedness under the New Bank Credit Agreement so provided for and (y) in the case of other Designated Senior Indebtedness, the holders of two-thirds in principal amount of such other outstanding Designated Senior Indebtedness so provided for, then and in such event such payment or distribution (including a Junior Subordinated Payment, but excluding a payment or distribution in the form of Permitted Junior Securities) shall be held in trust for the benefit of the holders of Senior Indebtedness and shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other Person making payment or distribution of assets of the Company for application to the payment of all Senior Indebtedness remaining unpaid, to the extent necessary to pay all Senior Indebtedness in full in cash or Cash Equivalents, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness.

         The consolidation, amalgamation, continuance or redomestication of ADT Limited or consolidation of any Subsidiary of ADT Limited with, or the merger of ADT Limited or any Subsidiary of ADT Limited into, another Person or the liquidation or dissolution of ADT Limited or any Subsidiary of ADT Limited following the conveyance, transfer or lease of all or substantially all of its properties and assets to another Person, in each case, upon the terms and conditions set forth in Article Eight hereof shall not be deemed a dissolution, winding up, liquidation, reorganization, assignment for the benefit of creditors or marshalling of assets and liabilities of the Company for the purposes of this Section if the Person formed by such consolidation, amalgamation, continuance or redomestication of ADT Limited or consolidation of any Subsidiary of ADT Limited or into which ADT Limited or any Subsidiary of ADT Limited is merged or the Person which acquires by conveyance, transfer or lease all or substantially all of such properties and assets, as the case may be, shall, as a part of such consolidation, amalgamation, continuance, redomestication, merger, conveyance, transfer or lease, comply with the conditions set forth in Article Eight.

         SECTION 1403. Suspension of Payment When Designated Senior Indebtedness in Default.

         (a) Unless Section 1402 shall be applicable, upon the occurrence of a Payment Default, then no payment or distribution of any kind or character, whether in cash, property or securities, shall be made by or on behalf of the Company or any Guarantor (other than payments made on an arm's-length basis by any Person that is not an Affiliate of the Company or such Guarantor) on account of the Subordinated Obligations unless and until such Payment Default shall have been cured or waived in writing or shall have ceased to exist or such Senior Indebtedness shall have been discharged in full in cash or Cash Equivalents, after which the Company and the Guarantors shall resume making any and all required payments in respect of the Securities, including any missed payments.

         (b) Unless Section 1402 shall be applicable, upon the occurrence of a Non-payment Default, then no payment or distribution of any kind or character, whether in cash, property or securities, shall be made by or on behalf of the Company or any Guarantor (other than payments made on an arm's-length basis by any Person that is not an Affiliate of the Company or such Guarantor) on account of the Subordinated Obligations for the period or periods specified below (a "Payment Blockage Period"). A Payment Blockage Period shall commence on the date of receipt by the Trustee of written notice of such occurrence from the Agent (or any other representative of holders of Designated Senior Indebtedness) or if such Non-payment Default results from the acceleration of the Securities, on the date of such acceleration and shall end on the earlier of (x) 179 days (if such event of default is with respect to Designated Senior Indebtedness under the New Bank Credit Agreement) or 119 days (if such event of default is with respect to any other Designated Senior Indebtedness) from receipt of such written notice by the Trustee, (y) the date on which such Non-payment Default is cured, waived or ceases to exist or on which such Designated Senior Indebtedness is discharged in full in cash or Cash Equivalents or (z) such Payment Blockage Period shall have been terminated by written notice to the Company or the Trustee from the Agent or such other representative initiating such Payment Blockage Period, after which, in each case, the Company and the Guarantors, subject to the subordination provisions described above and the existence of a Payment Default, shall resume making any and all required payments in respect of the Securities, including any missed payments. Only one Payment Blockage Period may be commenced within any consecutive 360-day period; provided that, subject to the limitations set forth in the next sentence, the commencement of a Payment Blockage Period by the representatives for, or the holders of, Designated Senior Indebtedness other than under the New Bank Credit Agreement or as a result of an acceleration of the Securities shall not bar the commencement of another Payment Blockage Period by the Agent within such consecutive 360-day period. Notwithstanding anything in this Indenture to the contrary, any Payment Blockage Period shall be terminated so that there shall be 180 consecutive days in any 360-day period in which no Payment Blockage Period is in effect. No event of default with respect to the Designated Senior Indebtedness initiating a Payment Blockage Period (or on whose behalf a Payment Blockage Period was initiated) that existed or was continuing on the date of the commencement of such Payment Blockage Period will be, or can be made, the basis for the commencement of a second Payment Blockage Period on behalf of such Designated Senior Indebtedness whether or not within a period of 360 consecutive days, unless such event of default shall have been cured or waived for a period of not less than 90 consecutive days subsequent to the commencement of the initial Payment Blockage Period (it being acknowledged that any subsequent action or breach that would give rise to a Non-payment Default pursuant to any provision under which a Non-payment Default previously existed or was continuing shall constitute a new Non-payment Default for this purpose, provided that, in the case of a breach of a particular financial covenant, the Company, ADT Limited and the other Restricted Subsidiaries subject to such covenant shall have been in compliance therewith for at least one full measurement period commencing after the date of commencement of such Payment Blockage Period). In no event will a Payment Blockage Period extend beyond 179 days.

         (c) In the event that the Trustee or any Holder of the Securities receives any payment prohibited by the foregoing, then such payment shall be held in trust for the holders of Senior Indebtedness and shall be paid over forthwith to the holders of Senior Indebtedness or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness may have been issued.

         SECTION 1404.  Payment Permitted If No Default.

         Nothing contained in this Article or elsewhere in this Indenture or in any of the Securities shall prevent the Company, at any time except during the pendency of any case, proceeding, dissolution, liquidation or other winding up, assignment for the benefit of creditors or other marshalling of assets and liabilities of the Company referred to in Section 1402 or under the conditions described in Section 1403, from making payments at any time of principal of (and premium, if any, on) or interest on the Securities.

         SECTION 1405.  Subrogation to Rights of Holders of Senior
Indebtedness.

         Subject to the payment in full in cash or Cash Equivalents of all Senior Indebtedness, the Holders of the Securities shall be subrogated to the rights of the holders of such Senior Indebtedness to receive payments and distributions of cash, property and securities applicable to the Senior Indebtedness until the Subordinated Obligations shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of Senior Indebtedness of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article, and no payments over pursuant to the provisions of this Article to the holders of Senior Indebtedness by Holders of the Securities or the Trustee, shall, as among the Company, the Guarantors, their respective creditors other than holders of Senior Indebtedness, and the Holders of the Securities, be deemed to be a payment or distribution by the Company or any Guarantor to or on account of the Senior Indebtedness.

         SECTION 1406.  Provisions Solely to Define Relative Rights.

         The provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities on the one hand and the holders of Senior Indebtedness on the other hand.
Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall (a) impair, as between the Company, the Guarantors and the Holders of the Securities, the obligation of the Company and the Guarantors, which is absolute and unconditional, to pay to the Holders of the Securities the Subordinated Obligations as and when the same shall become due and payable in accordance with their terms; or (b) affect the relative rights against the Company and the Guarantors of the Holders of the Securities and creditors of the Company and the Guarantors other than the holders of Senior Indebtedness; or (c) prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon Default under this Indenture, subject to the rights, if any, under this Article of the holders of Senior Indebtedness.

         SECTION 1407.  Trustee to Effectuate Subordination.

         Each Holder of a Security by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee his attorney-in-fact for any and all such purposes. If upon any dissolution, winding up or reorganization of the Company, whether in bankruptcy, insolvency, receivership proceedings or otherwise, the Trustee does not file a claim in such proceedings prior to five Business Days before the expiration of the time to file such claim, the holders of Senior Indebtedness or the Agent may file such a claim on behalf of the Holders of the Securities.

         SECTION 1408.  No Waiver of Subordination Provisions.

         (a) No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or any Guarantor or by any act or failure to act, in good faith, by any such holder, or by any non-compliance by the Company or any Guarantor with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

         (b) Without in any way limiting the generality of paragraph (a) of this Section, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Securities, without incurring responsibility to the Holders of the Securities and without impairing or releasing the subordination provided in this Article or the obligations hereunder of the Holders of the Securities to the holders of Senior Indebtedness, do any one or more of the following: (1) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding; (2) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; (3) release any Person liable in any manner for the collection of Senior Indebtedness; and (4) exercise or refrain from exercising any rights against the Company and any other Person.

         SECTION 1409.  Notice to Trustee.

         (a) The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Securities. Notwithstanding the provisions of this Article or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Securities, unless and until the Trustee shall have received written notice thereof from the Company, any Guarantor, the Agent or a holder of Senior Indebtedness or Guarantor Senior Indebtedness or from any trustee, fiduciary or agent therefor; and, prior to the receipt of any such written notice, the Trustee, subject to TIA Sections 315(a) through 315(d), shall be entitled in all respects to assume that no such facts exist; provided, however, that, if the Trustee shall not have received the notice provided for in this Section at least three Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of (and premium, if any, on) or interest on any Security), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it within three Business Days prior to such date.

         (b) Subject to TIA Sections 315(a) through 315(d), the Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness (or a trustee, fiduciary or agent therefor) to establish that such notice has been given by a holder of Senior Indebtedness (or a trustee, fiduciary or agent therefor). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article and, if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

         SECTION 1410. Reliance on Judicial Order or Certificate of Liquidating Agent.

         Upon any payment or distribution of assets of the Company referred to in this Article, the Trustee, subject to TIA Sections 315(a) through 315(d), and the Holders of the Securities shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Securities, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.

         SECTION 1411. Rights of Trustee As a Holder of Senior Indebtedness; Preservation of Trustee's Rights.

         The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Indebtedness which may at any time be held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder. Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 606.

         SECTION 1412.  Article Applicable to Paying Agents.

         In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee; provided, however, that Sections 1409(a) and 1411 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.

         SECTION 1413.  No Suspension of Remedies.

         Nothing contained in this Article shall limit the right of the Trustee or the Holders of Securities to take any action to accelerate the maturity of the Securities pursuant to Article Five or to pursue any rights or remedies hereunder or under applicable law.

         SECTION 1414.  Trust Moneys Not Subordinated.

         Notwithstanding anything contained herein to the contrary, payments from cash or the proceeds of U.S. Government Obligations held in trust under Article Twelve hereof by the Trustee (or other qualifying trustee) and which were deposited in accordance with the terms of Article Twelve hereof and not in violation of Section 1403 hereof for the payment of principal of (and premium, if any, on) and interest on the Securities shall not be subordinated to the prior payment of any Senior Indebtedness or subject to the restrictions set forth in this Article Fourteen, and none of the Holders shall be obligated to pay over any such amount to the Company or any holder of Senior Indebtedness or any other creditor of the Company.

         SECTION 1415.  Trustee's Relation to Senior Indebtedness.

         With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article, and no implied covenants or obligations with respect to the holders of Senior Indebtedness shall be read into this Article against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and the Trustee shall not be liable to any holder of Senior Indebtedness if it shall mistakenly in the absence of gross negligence or wilful misconduct pay over or deliver to Holders, the Company or any other Person moneys or assets to which any holder of Senior Indebtedness shall be entitled by virtue of this Article or otherwise.

         This Indenture may be signed in any number of counterparts each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Indenture.

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.


                                          ADT OPERATIONS, INC.


     [SEAL]                               By /s/ Jan S. Beck
                                             ------------------
                                             Title:

Attest: /s/ Steven Levine
        ------------------
        Title:

                                          ADT LIMITED


     [SEAL]                               By /s/ Stephen Ruzika
                                             -------------------
                                             Title:

Attest:
        ------------------
        Title:

                                          THE BANK OF NEW YORK


     [SEAL]                               By /s/ Sandra Carreker
                                             -------------------
                                             Title:

Attest:
        ------------------
        Title:







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